Exhibit 10.3
AMENDED AND RESTATED
GUARANTEE AND COLLATERAL AGREEMENT
dated as of
July 25, 2007
as amended and restated as of November 5, 2010
among
CHS/COMMUNITY HEALTH SYSTEMS, INC.,
COMMUNITY HEALTH SYSTEMS, INC.,
the Subsidiaries of the Borrower
from time to time party hereto
and
CREDIT SUISSE AG,
as Collateral Agent
Notwithstanding any other provision contained herein, this Agreement, the Liens created hereby and the rights, remedies, duties and obligations provided for herein are expressly subject in all respects to the terms of any Pari Passu Intercreditor Agreement (as defined in, and entered into in accordance with the provisions of, the Credit Agreement referred to herein). In the event of any conflict or inconsistency between the provisions of this Agreement and the terms of any Pari Passu Intercreditor Agreement, the terms of such Pari Passu Intercreditor Agreement shall control.

TABLE OF CONTENTS

Page

ARTICLE I

Definitions

SECTION 1.01. Credit Agreement	2
SECTION 1.02. Other Defined Terms	2

ARTICLE II

Guarantee

SECTION 2.01. Guarantee	7
SECTION 2.02. Guarantee of Payment	7
SECTION 2.03. No Limitations, Etc	7
SECTION 2.04. Reinstatement	8
SECTION 2.05. Agreement To Pay; Subrogation	9
SECTION 2.06. Information	9

ARTICLE III

Pledge of Securities

SECTION 3.01. Pledge	9
SECTION 3.02. Delivery of the Pledged Collateral	10
SECTION 3.03. Representations, Warranties and Covenants	11
SECTION 3.04. Certification of Limited Liability Company Interests and Limited Partnership Interests	12
SECTION 3.05. Registration in Nominee Name; Denominations	12
SECTION 3.06. Voting Rights; Dividends and Interest, Etc	12

ARTICLE IV

Security Interests in Personal Property

SECTION 4.01. Security Interest	15
SECTION 4.02. Representations and Warranties	17
SECTION 4.03. Covenants	19
SECTION 4.04. Other Actions	23
SECTION 4.05. Covenants Regarding Patent, Trademark and Copyright Collateral	24

ii

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Schedules

Schedule I	Exact Legal Names of Each Grantor
Schedule II	Subsidiary Guarantors
Schedule III	Equity Interests; Stock Ownership; Pledged Debt Securities
Schedule IV	Debt Instruments; Advances
Schedule V	Mortgage Filings
Schedule VI	Intellectual Property
Schedule VII	Commercial Tort Claims

Exhibits

Exhibit A	Form of Supplement

     GUARANTEE AND COLLATERAL AGREEMENT dated as of July 25, 2007, as amended and restated as of November 5, 2010 (this “Agreement”), among CHS/COMMUNITY HEALTH SYSTEMS, INC., a Delaware corporation (the “Borrower”), COMMUNITY HEALTH SYSTEMS, INC., a Delaware corporation (“Parent”), the Subsidiaries from time to time party hereto and CREDIT SUISSE AG (“Credit Suisse”), as collateral agent (in such capacity, the “Collateral Agent”).
PRELIMINARY STATEMENT
          Reference is made to (a) the Credit Agreement dated as of July 25, 2007 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”), among the Borrower, Parent, the lenders from time to time party thereto (each, a “Lender” and collectively, the “Lenders”) and Credit Suisse AG (formerly known as Credit Suisse), as administrative agent (in such capacity, the “Administrative Agent”) and Collateral Agent, (b) the Guarantee and Collateral Agreement dated as of July 25, 2007 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing Guarantee and Collateral Agreement”), among the Borrower, Parent, the Subsidiaries of the Borrower from time to time party thereto and the Collateral Agent, (c) any Pari Passu Agreements (such term and each other capitalized term used but not defined in this preliminary statement having the meaning given or ascribed to it in Article I) and (d) any Pari Passu Intercreditor Agreements.
          The Lenders and the Issuing Bank have extended and have agreed to extend credit to the Borrower pursuant to, and upon the terms and conditions specified in, the Existing Credit Agreement. Concurrent with the execution and delivery of this Agreement, the Existing Credit Agreement will be amended and restated (such amended and restated agreement, as the same may be further amended, restated, supplemented or otherwise modified from time to time being referred to herein as the “Credit Agreement”). The effectiveness of the Credit Agreement is conditioned upon, among other things, the execution and delivery of this Agreement.
          Additionally, to the extent permitted by the Credit Agreement, the Grantors may from time to time enter into Pari Passu Agreements, and the Obligations owed to the holders of Pari Passu Debt may be secured hereunder on a pari passu basis with the Bank Loan Obligations. Following the incurrence by any Grantor of any Pari Passu Debt, this Agreement shall be subject to any Pari Passu Intercreditor Agreement then in effect.
          Each Guarantor is an Affiliate of the Borrower, will derive substantial benefits from the extension of credit to the Borrower pursuant to the Credit Agreement and is willing to execute and deliver this Agreement in order to induce the Lenders and the Issuing Bank to extend such credit and in consideration for credit previously extended. Parent, the Borrowers and the Subsidiary Guarantors desire to amend and

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restate the Existing Guarantee and Collateral Agreement in the form hereof to, among other things, reaffirm their obligations under the Existing Guarantee and Collateral Agreement and to make certain amendments thereto. Accordingly, the parties hereto agree as follows:
ARTICLE I
Definitions
          SECTION 1.01. Credit Agreement. (a) Capitalized terms used in this Agreement and not otherwise defined herein have the meanings set forth in the Credit Agreement. All capitalized terms defined in the New York UCC (as such term is defined herein) and not defined in this Agreement have the meanings specified therein. All references to the Uniform Commercial Code shall mean the New York UCC.
          (b) The rules of construction specified in Section 1.02 of the Credit Agreement also apply to this Agreement.
          SECTION 1.02. Other Defined Terms. As used in this Agreement, the following terms have the meanings specified below:
          “Accounts Receivable” shall mean all Accounts and all right, title and interest in any returned goods, together with all rights, titles, securities and guarantees with respect thereto, including any rights to stoppage in transit, replevin, reclamation and resales, and all related security interests, liens and pledges, whether voluntary or involuntary, in each case whether now existing or owned or hereafter arising or acquired.
          “Administrative Agent” shall have the meaning assigned to such term in the preliminary statement.
          “Article 9 Collateral” shall have the meaning assigned to such term in Section 4.01.
          “Bank Loan Obligations” shall mean (a) the Loan Document Obligations and (b) the due and punctual payment and performance of all obligations of each Loan Party under each Hedging Agreement or Cash Management Arrangement that (i) is in effect on the Closing Date with a counterparty that is the Administrative Agent or a Lender or an Affiliate of the Administrative Agent or a Lender as of the Closing Date or (ii) is entered into after the Closing Date with any counterparty that is the Administrative Agent or a Lender or an Affiliate of the Administrative Agent or a Lender at the time such Hedging Agreement or Cash Management Arrangement is entered into; provided, however, that the aggregate amount of obligations under Cash Management Arrangements that shall constitute “Bank Loan Obligations” hereunder shall not exceed $200,000,000 at any time.

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          “Bank Loan Secured Parties” shall mean (a) the Administrative Agent, (b) the Collateral Agent, (c) any Issuing Bank, (d) the Lenders (e) each counterparty to any Hedging Agreement or Cash Management Arrangement with a Loan Party that either (i) is in effect on the Closing Date if such counterparty is the Administrative Agent, a Lender or an Affiliate of the Administrative Agent or a Lender as of the Closing Date or (ii) is entered into after the Closing Date if such counterparty is the Administrative Agent, a Lender or an Affiliate of the Administrative Agent or a Lender at the time such Hedging Agreement or Cash Management Arrangement is entered into, (f) the beneficiaries of each indemnification obligation undertaken by any Loan Party under any Loan Document and (g) the successors and permitted assigns of each of the foregoing.
          “Borrower” shall have the meaning assigned to such term in the preamble.
          “Cash Management Arrangements” shall mean overdraft protections, netting services and similar arrangements arising from treasury, depository and cash management services, any automated clearing house transfers of funds or any credit card or similar services, in each case in the ordinary course of business.
          “Collateral” shall mean the Article 9 Collateral and the Pledged Collateral.
          “Collateral Agent” shall have the meaning assigned to such term in the preamble.
          “Copyright License” shall mean any written agreement, now or hereafter in effect, granting any right to any third person under any registered copyright now or hereafter owned by any Grantor or that such Grantor otherwise has the right to license, or granting any right to any Grantor under any registered copyright now or hereafter owned by any third person, and all rights of such Grantor under any such agreement.
          “Copyrights” shall mean all of the following now owned or hereafter acquired by any Grantor: (a) all registered copyright rights in any work subject to the copyright laws of the United States or any other country, whether as author, assignee, transferee or otherwise, and (b) all registrations and applications for registration of any such copyright in the United States or any other country, including registrations, recordings, supplemental registrations and pending applications for registration in the United States Copyright Office (or any successor office or any similar office in any other country), including those registered and pending copyrights listed on Schedule VI.
          “Event of Default” shall mean any Event of Default under and as defined in (a) the Credit Agreement or (b) any Pari Passu Agreement, as the context requires, provided that any notice, lapse of time or other condition precedent to the occurrence of such Event of Default in the relevant instrument shall have been satisfied.
          “Federal Securities Laws” shall have the meaning assigned to such term in Section 5.04.

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          “General Intangibles” shall mean all choses in action and causes of action and all other intangible personal property of any Grantor of every kind and nature (other than Accounts) now owned or hereafter acquired by any Grantor, including all rights and interests in partnerships, limited partnerships, limited liability companies and other unincorporated entities, corporate or other business records, indemnification claims, contract rights (including rights under leases, whether entered into as lessor or lessee, Hedging Agreements and other agreements), Intellectual Property, goodwill, registrations, franchises, tax refund claims and any letter of credit, guarantee, claim, security interest or other security held by or granted to any Grantor to secure payment by an Account Debtor of any of the Accounts.
          “Grantors” shall mean the Borrower and the Guarantors.
          “Guarantors” shall mean Parent and the Subsidiary Guarantors.
          “Intellectual Property” shall mean all intellectual property of any Grantor of every kind and nature now owned or hereafter acquired by any Grantor, including inventions, designs, Patents, Copyrights, Licenses, Trademarks, trade secrets, confidential or proprietary technical and business information, know-how, show-how or other data or information, software and databases and all embodiments or fixations thereof and related documentation and registrations, and all additions and improvements to any of the foregoing.
          “License” shall mean any Patent License, Trademark License, Copyright License or other license or sublicense agreement relating to Intellectual Property to which any Grantor is a party, including those listed on Schedule VI.
          “Loan Document Obligations” shall mean (a) the due and punctual payment of (i) the principal of and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (ii) each payment required to be made by the Borrower under the Credit Agreement in respect of any Letter of Credit, when and as due, including payments in respect of reimbursement of disbursements, interest thereon and obligations to provide cash collateral, and (iii) all other monetary obligations of the Borrower to any of the Secured Parties under the Credit Agreement and each of the other Loan Documents, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), (b) the due and punctual performance of all other obligations of the Borrower under or pursuant to the Credit Agreement and each of the other Loan Documents, and (c) the due and punctual payment and performance of all the obligations of each other Loan Party under or pursuant to this Agreement and each of the other Loan Documents.

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          “New York UCC” shall mean the Uniform Commercial Code as from time to time in effect in the State of New York.
          “Obligations” shall mean (a) the Bank Loan Obligations and (b) the Pari Passu Debt Obligations.
          “Parent” shall have the meaning assigned to such term in the preamble.
          “Pari Passu Agreement” shall mean any indenture, credit agreement or other agreement, document or instrument, if any, pursuant to which any Grantor has or will incur, assume or otherwise become liable for, Pari Passu Debt Obligations; provided that, in each case, the Indebtedness and other obligations thereunder have been designated as Pari Passu Debt Obligations pursuant to and in accordance with Section 7.09(c).
          “Pari Passu Debt Obligations” shall mean all advances to, and debts, liabilities, obligations, covenants and duties of, any Grantor arising under any Pari Passu Agreement, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), in each case, that have been designated as Pari Passu Debt Obligations pursuant to and in accordance with Section 7.09(c).
          “Pari Passu Representative” shall mean, for any Series of Pari Passu Debt, the Representative named for such Series in accordance with Section 7.09(c).
          “Pari Passu Secured Parties” shall mean (a) the holders of any Pari Passu Debt Obligations and (b) any Pari Passu Representative with respect thereto.
          “Patent License” shall mean any written agreement, now or hereafter in effect, granting to any third person any right to make, use or sell any invention on which a Patent, now or hereafter owned by any Grantor or that any Grantor otherwise has the right to license, is in existence, or granting to any Grantor any right to make, use or sell any invention on which a Patent, now or hereafter owned by any third person, is in existence, and all rights of any Grantor under any such agreement.
          “Patents” shall mean all of the following now owned or hereafter acquired by any Grantor: (a) all letters patent of the United States or the equivalent thereof in any other country, all registrations and recordings thereof, and all applications for letters patent of the United States or the equivalent thereof in any other country, including registrations, recordings and pending applications in the United States Patent and Trademark Office (or any successor or any similar offices in any other country), including those listed on Schedule VI, and (b) all reissues, continuations, divisions, continuations-in-part, renewals or extensions thereof, and the inventions disclosed or claimed therein, including the right to exclude others from making, using and/or selling the inventions disclosed or claimed therein.

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          “Pledged Collateral” shall have the meaning assigned to such term in Section 3.01.
          “Pledged Debt Securities” shall have the meaning assigned to such term in Section 3.01.
          “Pledged Securities” shall mean any promissory notes, stock certificates or other securities now or hereafter included in the Pledged Collateral, including all certificates, instruments or other documents representing or evidencing any Pledged Collateral.
          “Pledged Stock” shall have the meaning assigned to such term in Section 3.01.
          “Representative” shall mean (a) in the case of the Bank Loan Obligations, the Administrative Agent, and (b) in the case of any Series of Pari Passu Debt Obligations, the Representative named for such Series in accordance with Section 7.09(c).
          “Secured Parties” shall mean the Bank Loan Secured Parties and any Pari Passu Secured Parties.
          “Security Interest” shall have the meaning assigned to such term in Section 4.01.
          “Series” shall mean (a) the Bank Loan Obligations and (b) any Pari Passu Debt Obligations which are represented by a common Representative.
          “Subsidiary Guarantors” shall mean (a) the Subsidiaries identified on Schedule II hereto as Subsidiary Guarantors and (b) each other Subsidiary that becomes a party to this Agreement as a Subsidiary Guarantor after the Restatement Effective Date.
          “Trademark License” shall mean any written agreement, now or hereafter in effect, granting to any third person any right to use any trademark now or hereafter owned by any Grantor or that any Grantor otherwise has the right to license, or granting to any Grantor any right to use any trademark now or hereafter owned by any third person, and all rights of any Grantor under any such agreement.
          “Trademarks” shall mean all of the following now owned or hereafter acquired by any Grantor: (a) all registered trademarks, service marks, trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, other source or business identifiers, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all registration and recording applications filed in connection therewith, including registrations and applications for registration (other than intent-to-use applications) in the United States Patent and Trademark Office (or any successor office) or any similar offices in any State of the United States, and all extensions or

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renewals thereof, including those listed on Schedule VI, and (b) all goodwill associated therewith or symbolized thereby.
          “Unfunded Advances/Participations” shall mean (a) with respect to the Administrative Agent, the aggregate amount, if any (i) made available to the Borrower on the assumption that each Lender has made its portion of the applicable Borrowing available to the Administrative Agent as contemplated by Section 2.02(d) of the Credit Agreement and (ii) with respect to which a corresponding amount shall not in fact have been returned to the Administrative Agent by the Borrower or made available to the Administrative Agent by any such Lender, (b) with respect to the Swingline Lender, the aggregate amount, if any, of participations in respect of any outstanding Swingline Loan that shall not have been funded by the Revolving Credit Lenders in accordance with Section 2.22(e) of the Credit Agreement and (c) with respect to any Issuing Bank, the aggregate amount, if any, of participations in respect of any outstanding L/C Disbursement that shall not have been funded by the Revolving Credit Lenders in accordance with Sections 2.23(d) and 2.02(f) of the Credit Agreement.
ARTICLE II
Guarantee
          SECTION 2.01. Guarantee. Each Guarantor unconditionally guarantees, jointly with the other Guarantors and severally, as a primary obligor and not merely as a surety, the due and punctual payment and performance of the Obligations. Each Guarantor further agrees that the Obligations may be extended or renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon its guarantee notwithstanding any extension or renewal of any Obligation, and hereby waives any provision of applicable law to the contrary that may be waived by such Guarantor. Each Guarantor waives presentment to, demand of payment from and protest to the Borrower or any other Loan Party of any Obligation, and also waives notice of acceptance of its guarantee and notice of protest for nonpayment.
          SECTION 2.02. Guarantee of Payment. Each Guarantor further agrees that its guarantee hereunder constitutes a guarantee of payment when due and not of collection, and waives any right to require that any resort be had by the Collateral Agent or any other Secured Party to any security held for the payment of the Obligations or credit on the books of the Collateral Agent or any other Secured Party in favor of the Borrower or any other person.
          SECTION 2.03. No Limitations, Etc. (a) Except for termination of a Guarantor’s obligations hereunder as expressly provided in Section 7.15, the obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Obligations or otherwise. Without limiting the generality of the

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foregoing, the obligations of each Guarantor hereunder shall not be discharged or impaired or otherwise affected by (i) the failure of the Collateral Agent or any other Secured Party to assert any claim or demand or to enforce any right or remedy under the provisions of any Pari Passu Agreement, any Loan Document or otherwise, (ii) any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of, any Pari Passu Agreement, any Loan Document or any other agreement, including with respect to any other Guarantor under this Agreement, (iii) the release of, or any impairment of or failure to perfect any Lien on or security interest in, any security held by the Collateral Agent or any other Secured Party for the Obligations or any of them, (iv) any default, failure or delay, wilful or otherwise, in the performance of the Obligations or (v) any other act or omission that may or might in any manner or to any extent vary the risk of any Guarantor or otherwise operate as a discharge of any Guarantor as a matter of law or equity (other than the indefeasible payment in full in cash of all the Obligations (other than unasserted contingent indemnity obligations)). To the fullest extent permitted by applicable law, each Guarantor expressly authorizes the Collateral Agent to take and hold security for the payment and performance of the Obligations, to exchange, waive or release any or all such security (with or without consideration), to enforce or apply such security and direct the order and manner of any sale thereof in its sole discretion or to release or substitute any one or more other guarantors or obligors upon or in respect of the Obligations, all without affecting the obligations of any Guarantor hereunder.
          (b) To the fullest extent permitted by applicable law, each Guarantor waives any defense based on or arising out of any defense of the Borrower or any other Loan Party or the unenforceability of the Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Borrower or any other Loan Party, other than the payment in full in cash of all the Obligations. To the fullest extent permitted by applicable law, upon the occurrence and during the continuance of an Event of Default, the Collateral Agent and the other Secured Parties may, at their election, foreclose on any security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Obligations, make any other accommodation with the Borrower or any other Loan Party or exercise any other right or remedy available to them against the Borrower or any other Loan Party, without adversely affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the Obligations have been paid in full in cash. To the fullest extent permitted by applicable law, each Guarantor waives any defense arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against the Borrower or any other Loan Party, as the case may be, or any security.
          SECTION 2.04. Reinstatement. Each Guarantor agrees that its guarantee hereunder shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Obligation is rescinded or must otherwise be restored by the Collateral Agent or any other Secured Party upon the bankruptcy or reorganization of the Borrower, any other Loan Party or otherwise.

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          SECTION 2.05. Agreement To Pay; Subrogation. In furtherance of the foregoing and not in limitation of any other right that the Collateral Agent or any other Secured Party has at law or in equity against any Guarantor by virtue hereof, upon the failure of the Borrower or any other Loan Party to pay any Obligation owed by such party when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, each Guarantor hereby promises to and will, promptly upon written notice thereof from the Collateral Agent, forthwith pay, or cause to be paid, to the Collateral Agent for distribution to the applicable Secured Parties in cash the amount of such unpaid Obligation. Upon payment by any Guarantor of any sums to the Collateral Agent as provided above, all rights of such Guarantor against the Borrower or any other Guarantor arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subject to Article VI.
          SECTION 2.06. Information. Each Guarantor assumes all responsibility for being and keeping itself informed of the Borrower’s and each other Loan Party’s financial condition and assets and of all other circumstances bearing upon the risk of nonpayment of the Obligations and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder, and agrees that neither the Collateral Agent nor any other Secured Party will have any duty to advise such Guarantor of information known to it or any of them regarding such circumstances or risks.
ARTICLE III
Pledge of Securities
          SECTION 3.01. Pledge. (a) As security for the payment or performance, as the case may be, in full of the Obligations, each Grantor hereby assigns and pledges to the Collateral Agent, its successors and permitted assigns, for the ratable benefit of the Secured Parties, and hereby grants to the Collateral Agent, its successors and permitted assigns, for the ratable benefit of the Secured Parties, a security interest in, all of such Grantor’s right, title and interest in, to and under (a)(i) the Equity Interests owned by such Grantor on the date hereof (including all such Equity Interests listed on Schedule III), (ii) any other Equity Interests obtained in the future by such Grantor and (iii) the certificates representing all such Equity Interests (all the foregoing collectively referred to herein as the “Pledged Stock”); (provided, however, that the Pledged Stock shall not include (A) more than 65% of the outstanding voting Equity Interests in any Foreign Subsidiary, (B) any Equity Interest in any Non-Significant Subsidiary, (C) any Equity Interest in any Permitted Syndication Subsidiary, any Securitization Subsidiary or any Permitted Joint Venture Subsidiary to the extent the pledge of the Equity Interest in such Subsidiary is prohibited by any applicable Contractual Obligation or requirement of law), or (D) any minority Equity Interests, (b)(i) the debt securities held by such Grantor on the date hereof (including all such debt securities listed opposite the name of such Grantor on Schedule III), (ii) any debt securities in the future issued to such Grantor and (iii) the promissory notes and any other instruments evidencing such debt securities (excluding any promissory notes issued by employees of any Grantor) (all the foregoing collectively referred to herein as the “Pledged Debt Securities”), (c) all other property

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that may be delivered to and held by the Collateral Agent pursuant to the terms of this Section 3.01, (d) subject to Section 3.06, all payments of principal or interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of, in exchange for or upon the conversion of, and all other Proceeds received in respect of, the securities referred to in clauses (a) and (b) above, (e) subject to Section 3.06, all rights and privileges of such Grantor with respect to the securities and other property referred to in clauses (a), (b), (c) and (d) above, and (f) all Proceeds of any of the foregoing (the items referred to in clauses (a) through (f) above being collectively referred to as the “Pledged Collateral”).
          (b) Notwithstanding anything herein to the contrary, in the event that a registration statement with respect to any Series of Pari Passu Debt has been filed with the SEC and is effective, the “Pledged Stock” securing any such Series shall, at all times while such registration statement remains effective, automatically be deemed not to include any Equity Interests which, if pledged to secure such Series, would require the Borrower to file separate financial statements for any Subsidiary with the SEC. The limitation provided for in this paragraph (b) shall not be applied to the Bank Loan Obligations or to any Series of Pari Passu Debt for which no such registration statement has been filed or is effective.
          TO HAVE AND TO HOLD the Pledged Collateral, together with all right, title, interest, powers, privileges and preferences pertaining or incidental thereto, unto the Collateral Agent, its successors and permitted assigns, for the ratable benefit of the Secured Parties, forever; subject, however, to the terms, covenants and conditions hereinafter set forth.
          SECTION 3.02. Delivery of the Pledged Collateral. (a) Each Grantor agrees promptly to deliver or cause to be delivered to the Collateral Agent any and all certificates, promissory notes, instruments or other documents representing or evidencing Pledged Securities (other than Pledged Debt Securities with a face amount less than $1,000,000).
          (b) Each Grantor agrees promptly to deliver or cause to be delivered to the Collateral Agent any and all Pledged Debt Securities with a face amount in excess of $1,000,000.
          (c) Upon delivery to the Collateral Agent, (i) any certificate, instrument or document representing or evidencing Pledged Securities shall be accompanied by undated stock powers duly executed in blank or other undated instruments of transfer satisfactory to the Collateral Agent and duly executed in blank and by such other instruments and documents as the Collateral Agent may reasonably request and (ii) all other property comprising part of the Pledged Collateral shall be accompanied by proper instruments of assignment duly executed by the applicable Grantor and such other instruments or documents as the Collateral Agent may reasonably request. Each delivery of Pledged Securities shall be accompanied by a schedule describing the applicable securities, which schedule shall be attached hereto as Schedule III and made a part hereof; provided that failure to attach any such schedule hereto shall not affect the

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validity of the pledge of such Pledged Securities. Each schedule so delivered shall supplement any prior schedules so delivered.
          SECTION 3.03. Representations, Warranties and Covenants. The Grantors jointly and severally represent, warrant and covenant to and with the Collateral Agent, for the benefit of the Secured Parties, that:
     (a) As of the Restatement Effective Date, Schedule III correctly sets forth the percentage of the issued and outstanding shares of each class of the Equity Interests of the issuer thereof represented by such Pledged Stock and includes all Equity Interests, debt securities and promissory notes required to be pledged hereunder (to the extent not waived or extended in accordance with the terms of the Credit Agreement);
     (b) as of the Restatement Effective Date, Schedule IV correctly sets forth all promissory notes and other evidence of indebtedness required to be pledged hereunder including all intercompany notes between Parent and any subsidiary of Parent and any subsidiary of Parent and any other such subsidiary;
     (c) the Pledged Stock and Pledged Debt Securities have been duly and validly authorized and issued by the issuers thereof and (i) in the case of Pledged Stock, are fully paid and nonassessable and (ii) in the case of Pledged Debt Securities, are legal, valid and binding obligations of the issuers thereof;
     (d) except for the security interests granted hereunder (or otherwise permitted under the Credit Agreement or the other Loan Documents), each Grantor (i) is and, subject to any transfers made in compliance with the Credit Agreement, will continue to be the direct owner, beneficially and of record, of the Pledged Securities indicated on Schedule III as owned by such Grantor, (ii) holds the same free and clear of all Liens other than Liens permitted by Section 6.02 of the Credit Agreement, and (iii) will not create or permit to exist any security interest in or other Lien on, the Pledged Collateral, other than transfers made in compliance with the Credit Agreement or the other Loan Documents;
     (e) except for restrictions and limitations imposed by any Pari Passu Agreement, the Loan Documents or securities or other laws generally, the Pledged Collateral is and will continue to be freely transferable and assignable, and none of the Pledged Collateral is or will be subject to any option, right of first refusal, shareholders agreement, charter or by-law provisions or contractual restriction of any nature that might prohibit, impair, delay or otherwise affect the pledge of such Pledged Collateral hereunder, the sale or disposition thereof pursuant hereto or the exercise by the Collateral Agent of rights and remedies hereunder other than Liens permitted by Section 6.02 of the Credit Agreement;
     (f) each Grantor (i) has the power and authority to pledge the Pledged Collateral pledged by it hereunder in the manner hereby done or contemplated and (ii) will defend its title or interest thereto or therein against any and all Liens (other than any

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Lien created or permitted by the Loan Documents or any Pari Passu Agreement), however arising, of all persons whomsoever;
     (g) no material consent or approval of any Governmental Authority or, any securities exchange was or is necessary to the validity of the pledge effected hereby (other than such as have been obtained and are in full force and effect);
     (h) by virtue of the execution and delivery by each Grantor of this Agreement, when any Pledged Securities are delivered to the Collateral Agent in accordance with this Agreement, the Collateral Agent will obtain a legal, valid and perfected first priority lien upon and security interest in such Pledged Securities as security for the payment and performance of the Obligations; and
     (i) the pledge effected hereby is effective to vest in the Collateral Agent, for the ratable benefit of the Secured Parties, the rights of the Collateral Agent in the Pledged Collateral as set forth herein.
          SECTION 3.04. Certification of Limited Liability Company Interests and Limited Partnership Interests. If any Pledged Collateral is not a security pursuant to Section 8-103 of the UCC, no Grantor shall take any action that, under such Section, converts such Pledged Collateral into a security without causing the issuer thereof to issue to it certificates or instruments evidencing such Pledged Collateral, which it shall promptly deliver to the Collateral Agent as provided in Section 3.02.
          SECTION 3.05. Registration in Nominee Name; Denominations. The Collateral Agent, on behalf of the Secured Parties, shall have the right (in its sole and absolute discretion), upon the occurrence and during the continuance of an Event of Default, to hold the Pledged Securities in its own name as pledgee, the name of its nominee (as pledgee or as sub-agent) or the name of the applicable Grantor, endorsed or assigned in blank or in favor of the Collateral Agent. Each Grantor will promptly give to the Collateral Agent copies of any material written notices or other material written communications received by it with respect to Pledged Securities in its capacity as the registered owner thereof. After the occurrence and during the continuance of an Event of Default, the Collateral Agent shall at all times have the right to exchange the certificates representing Pledged Securities for certificates of smaller or larger denominations for any purpose consistent with this Agreement.
          SECTION 3.06. Voting Rights; Dividends and Interest, Etc. (a) Unless and until an Event of Default shall have occurred and be continuing and the Collateral Agent shall have given the Grantors notice of its intent to exercise its rights under this Agreement (which notice shall be deemed to have been given immediately upon the occurrence of an Event of Default under paragraph (g) or (h) of Article VII of the Credit Agreement):
     (i) Each Grantor shall be entitled to exercise any and all voting and/or other consensual rights and powers inuring to an owner of Pledged Securities or any part thereof for any purpose consistent with the terms of

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this Agreement, the Credit Agreement and the other Loan Documents; provided, however, that such rights and powers shall not be exercised in any manner that could reasonably be expected to materially and adversely affect the rights inuring to a holder of any Pledged Securities or the rights and remedies of any of the Collateral Agent or the other Secured Parties under this Agreement, any Pari Passu Agreement, the Credit Agreement or any other Loan Document or the ability of the Secured Parties to exercise the same.
     (ii) The Collateral Agent shall execute and deliver to each Grantor, or cause to be executed and delivered to each Grantor, all such proxies, powers of attorney and other instruments as such Grantor may reasonably request for the purpose of enabling such Grantor to exercise the voting and/or consensual rights and powers it is entitled to exercise pursuant to paragraph (i) above.
     (iii) Each Grantor shall be entitled to receive and retain any and all dividends, interest, principal and other distributions paid on or distributed in respect of the Pledged Securities to the extent and only to the extent that such dividends, interest, principal and other distributions are permitted by, and otherwise paid or distributed in accordance with, the terms and conditions of the Credit Agreement, the other Loan Documents, and any Pari Passu Agreement, and applicable law; provided, however, that any noncash dividends, interest, principal or other distributions that would constitute Pledged Stock or Pledged Debt Securities, whether resulting from a subdivision, combination or reclassification of the outstanding Equity Interests of the issuer of any Pledged Securities or received in exchange for Pledged Securities or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be and become part of the Pledged Collateral, and, if received by any Grantor, shall not be commingled by such Grantor with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the ratable benefit of the Secured Parties and shall be forthwith delivered to the Collateral Agent in the same form as so received (with any necessary endorsement or instrument of assignment). This paragraph (iii) shall not apply to dividends between or among the Borrower, the Guarantors and any Subsidiaries only of property subject to a perfected security interest under this Agreement.
          (b) To the fullest extent permitted by applicable law, upon the occurrence and during the continuance of an Event of Default, after the Collateral Agent shall have notified (or shall be deemed to have notified pursuant to Section 3.06(a)) the Grantors of the suspension of their rights under paragraph (a)(iii) of this Section 3.06, then all rights of any Grantor to dividends, interest, principal or other distributions that such Grantor is authorized to receive pursuant to paragraph (a)(iii) of this Section 3.06 shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall have the

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sole and exclusive right and authority to receive and retain such dividends, interest, principal or other distributions. All dividends, interest, principal or other distributions received by any Grantor contrary to the provisions of this Section 3.06 shall be held in trust for the benefit of the Collateral Agent, shall be segregated from other property or funds of such Grantor and shall be forthwith delivered to the Collateral Agent upon demand in the same form as so received (with any necessary endorsement or instrument of assignment). Any and all money and other property paid over to or received by the Collateral Agent pursuant to the provisions of this paragraph (b) shall be retained by the Collateral Agent in an account to be established by the Collateral Agent upon receipt of such money or other property and shall be applied in accordance with the provisions of Section 5.02. After all Events of Default have been cured or waived and each applicable Grantor has delivered to the Administrative Agent certificates to that effect, the Collateral Agent shall, promptly after all such Events of Default have been cured or waived, repay to each applicable Grantor (without interest) all dividends, interest, principal or other distributions that such Grantor would otherwise be permitted to retain pursuant to the terms of paragraph (a)(iii) of this Section 3.06 and that remain in such account.
          (c) Upon the occurrence and during the continuance of an Event of Default, after the Collateral Agent shall have notified (or shall be deemed to have notified pursuant to Section 3.06(a)) the Grantors of the suspension of their rights under paragraph (a)(i) of this Section 3.06, then all rights of any Grantor to exercise the voting and consensual rights and powers it is entitled to exercise pursuant to paragraph (a)(i) of this Section 3.06, and the obligations of the Collateral Agent under paragraph (a)(ii) of this Section 3.06, shall cease, and, subject to compliance with any applicable healthcare laws, all such rights shall thereupon become vested in the Collateral Agent, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers; provided that, unless otherwise directed by the Required Lenders, the Collateral Agent shall have the right from time to time following and during the continuance of an Event of Default to permit the Grantors to exercise such rights. After all Events of Default have been cured or waived and each applicable Grantor has delivered to the Administrative Agent a certificate to that effect, such voting and consensual rights shall automatically vest in the applicable Grantor, and the Collateral Agent shall (1) take such steps reasonably requested by the applicable Grantor, at such Grantor’s expense, to allow all Pledged Securities registered under its name to be registered under the name of the applicable Grantor and (2) promptly repay to each applicable Grantor (without interest) all dividends, interest, principal or other distributions that such Grantor would otherwise have been permitted to retain pursuant to the terms of paragraph (a) of this Section 3.06 that were not applied to repay the Obligations.
          (d) Any notice given by the Collateral Agent to the Grantors exercising its rights under paragraph (a) of this Section 3.06 (i) may be given by telephone if promptly confirmed in writing, (ii) may be given to one or more of the Grantors at the same or different times and (iii) may suspend the rights of the Grantors under paragraph (a)(i) or paragraph (a)(iii) in part without suspending all such rights (as specified by the Collateral Agent in its sole and absolute discretion) and without waiving or otherwise affecting the

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Collateral Agent’s rights to give additional notices from time to time suspending other rights so long as an Event of Default has occurred and is continuing.
ARTICLE IV
Security Interests in Personal Property
          SECTION 4.01. Security Interest. (a) As security for the payment or performance, as the case may be, in full of the Obligations, each Grantor hereby assigns and pledges to the Collateral Agent, its successors and permitted assigns, for the ratable benefit of the Secured Parties, and hereby grants to the Collateral Agent, its successors and permitted assigns, for the ratable benefit of the Secured Parties, a security interest (the “Security Interest”), in all right, title or interest in or to any and all of the following assets and properties now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Article 9 Collateral”):
     (i) all Accounts;
     (ii) all Chattel Paper;
     (iii) all Documents;
     (iv) all Equipment;
     (v) all General Intangibles;
     (vi) all Instruments;
     (vii) all Inventory;
     (viii) all Investment Property;
     (ix) all Letter-of-Credit Rights;
     (x) all Commercial Tort Claims;
     (xi) all books and records pertaining to the Article 9 Collateral; and
     (xii) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all collateral security and guarantees given by any person with respect to any of the foregoing.
          Notwithstanding anything herein to the contrary, in no event shall the Collateral include, and no Grantor shall be deemed to have granted a security interest in any (I) General Intangible, Instrument, license, property right, permit or any other contract or agreement to which a Grantor is a party or any of its rights or interests thereunder if and for so long as the grant of such security interest shall constitute or result

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in (x) the abandonment, invalidation or unenforceability of any right, title or interest of the Grantor therein, (y) a violation of a valid and enforceable restriction in respect of such General Intangible, Instrument, license, property right, permit or any other contract or agreement or other such rights (1) in favor of a third party or (2) under any law, regulation, permit, order or decree of any Governmental Authority or (z) a breach or termination (or result in any party thereto having the right to terminate) pursuant to the terms of, or a default under, such General Intangible, Instrument, license, property right, permit or any other contract or agreement (other than to the extent that any such term would be rendered ineffective pursuant to Section 9-406, 9-407, 9-408 or 9-409 of the New York UCC or any other applicable law or principles of equity); provided, however, that such security interest shall attach immediately at such time as the condition causing such abandonment, invalidation, unenforceability or breach or termination, as the case may be, shall be remedied and, to the extent severable, shall attach immediately to any portion of such General Intangible, Instrument, license, property right, permit or any other contract or agreement that does not result in any of the consequences specified in the immediately preceding clause (x), (y) or (z) including, any proceeds of such General Intangible, Instrument, license, property rights, permit or any other contract or agreement; (II) more than 65% of the outstanding voting Equity Interests in any Foreign Subsidiary, (III) any Equity Interest in any Non-Significant Subsidiary, (IV) any Equity Interest in any Permitted Syndication Subsidiary, any Securitization Subsidiary or any Permitted Joint Venture Subsidiary to the extent the pledge of the Equity Interest in such Subsidiary is prohibited by any applicable Contractual Obligation or requirement of law, (V) any vehicle or other asset subject to certificate of title, (VI) any asset that requires perfection through control agreements (including, to the extent required in the relevant jurisdiction for deposit accounts and investment property), (VII) any minority Equity Interests, (VIII) any assets with respect to which the Collateral Agent shall reasonably determine that the cost of creating and/or perfecting a security interest therein is excessive in relation to the benefit to the Secured Parties or that the granting or perfection of a security interest therein would violate applicable law or regulation, (IX) any assets (other than any General Intangible, Instrument, license, property right, permit or any other contract or agreement) owned by any Grantor that are subject to a Lien permitted by Section 6.02(c) or (n) of the Credit Agreement, to the extent and for so long as such Lien exists and the terms of the Indebtedness or other obligations secured thereby prevent the grant of a security interest in such assets hereunder and (X) in the event that a registration statement with respect to any Series of Pari Passu Debt Obligations has been filed with the SEC and is effective, solely with respect to such Series, any Equity Interests which, if part of the Collateral securing such Series, would require the Borrower to file separate financial statements for any Subsidiary with the SEC (but, for the avoidance of doubt, such Equity Interests shall at all times continue to secure the Bank Loan Obligations and all other Series to the extent provided for in this Agreement).
          (b) Each Grantor hereby irrevocably authorizes the Collateral Agent at any time and from time to time to file in any relevant jurisdiction any initial financing statements (including fixture filings) with respect to the Article 9 Collateral or any part thereof and amendments thereto that (i) indicate the Article 9 Collateral as “all assets” of such Grantor or words of similar effect, and (ii) contain the information required by Article 9 of the Uniform Commercial Code of each applicable jurisdiction for the filing

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of any financing statement or amendment, including (A) whether such Grantor is an organization, the type of organization and any organizational identification number issued to such Grantor and (B) in the case of a financing statement filed as a fixture filing, a sufficient description of the real property to which such Article 9 Collateral relates. Each Grantor agrees to provide such information to the Collateral Agent promptly upon request.
          (c) Each Grantor also ratifies its authorization for the Collateral Agent to file in any relevant jurisdiction any initial financing statements or amendments thereto if filed prior to the Restatement Effective Date.
          The Collateral Agent is further authorized to file with the United States Patent and Trademark Office or United States Copyright Office (or any successor office) such documents as may be necessary or advisable for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest granted by each Grantor, without the signature of any Grantor, and naming any Grantor or the Grantors as debtors and the Collateral Agent as secured party.
          (d) The Security Interest is granted as security only and shall not subject the Collateral Agent or any other Secured Party to, or in any way alter or modify, any obligation or liability of any Grantor with respect to or arising out of the Article 9 Collateral.
          SECTION 4.02. Representations and Warranties. The Grantors jointly and severally represent and warrant to the Collateral Agent and the Secured Parties that:
     (a) Each Grantor has good and valid rights in and marketable title to the Article 9 Collateral with respect to which it has purported to grant a Security Interest hereunder and has full power and authority to grant to the Collateral Agent, for the ratable benefit of the Secured Parties, the Security Interest in such Article 9 Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other person other than any consent or approval that has been obtained or any other consent where the failure to obtain such consent could not reasonably be expected to have a Material Adverse Effect.
     (b) The Schedules attached hereto have been duly prepared and completed and the information set forth therein (including (x) the exact legal name of each Grantor in Schedule I and (y) the jurisdiction of organization of each Grantor in Schedule I) is true and correct in all material respects as of the Restatement Effective Date. Uniform Commercial Code financing statements (including fixture filings, as applicable) or other appropriate filings, recordings or registrations containing a description of the Article 9 Collateral have been prepared by the Collateral Agent based upon the information provided to the Administrative Agent and the Secured Parties in the applicable Schedules attached hereto for filing in each governmental, municipal or other office specified in Schedule I (or specified by notice from the Borrower to the Administrative Agent after the Restatement Effective Date in the case of filings, recordings or registrations required by Sections 5.06 or 5.12 of the Credit Agreement), which are all the filings, recordings

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and registrations (other than filings required to be made in the United States Patent and Trademark Office and the United States Copyright Office in order to perfect the Security Interest in the Article 9 Collateral consisting of United States Patents, Trademarks and Copyrights (to the extent that perfection can be achieved by such filings)) that are necessary to publish notice of and protect the validity of and to establish a legal, valid and perfected security interest in favor of the Collateral Agent (for the ratable benefit of the Secured Parties) in respect of all Article 9 Collateral in which the Security Interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary in any such jurisdiction, except as provided under applicable law with respect to the filing of continuation statements. Each Grantor represents and warrants that a fully executed short form agreement in form and substance reasonably satisfactory to the Collateral Agent, and containing a description of all Article 9 Collateral consisting of pending and issued United States Patents and United States Trademarks and United States Copyrights will be delivered to the Collateral Agent as of or prior to the Restatement Effective Date for timely recording with the United States Patent and Trademark Office and the United States Copyright Office pursuant to 35 U.S.C. §261, 15 U.S.C. §1060 or 17 U.S.C. §205 and the regulations thereunder.
     (c) As of the Restatement Effective Date, Schedule I correctly sets forth (i) the exact legal name of each Grantor, as such name appears in its respective certificate of formation; (ii) the jurisdiction of formation of each Grantor that is a registered organization; (iii) the Organizational Identification Number, if any, issued by the jurisdiction of formation of each Grantor that is a registered organization; (iv) the chief executive office of each Grantor; and (v) all locations where Grantor maintains any material books or records relating to any Accounts Receivables.
     (d) As of the Restatement Effective Date, Schedule V correctly sets forth, with respect to each Mortgaged Property, (i) the exact name of the person that owns such property as such name appears in its certificate of formation or other organizational document; (ii) if different from the name identified pursuant to clause (i), the exact name of the current record owner of such property reflected in the records of the filing office for such property identified pursuant to the following clause (iii); and (iii) the filing office in which a mortgage with respect to such property must be filed or recorded in order for the Collateral Agent to obtain a perfected security interest therein.
     (e) As of the Restatement Effective Date, Schedule VI correctly sets forth, in proper form for filing with (a) the United States Patent and Trademark Office a list of each issued and pending Patents and Trademarks, including, as applicable, the name of the registered owner and the registration number of each Patent and Trademark owned by any Grantor and (b) the United States Copyright Office a list of each Copyright, including the name of the registered owner and the registration number of each Copyright owned by any Grantor.
     (f) The Security Interest constitutes (i) a legal and valid security interest in all Article 9 Collateral securing the payment and performance of the Obligations, (ii) subject

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to the qualifications and filings described in Section 4.02(b) (including payment of applicable fees in connection therewith), a perfected security interest in all Article 9 Collateral in which and to the extent a security interest may be perfected by filing, recording or registering a financing statement or analogous document in the United States (or any political subdivision thereof) and its territories and possessions pursuant to the Uniform Commercial Code or other applicable law in such jurisdictions and (iii) a security interest that shall be perfected in all Article 9 Collateral in which a security interest may be perfected upon the receipt and recording of this Agreement with the United States Patent and Trademark Office and the United States Copyright Office, as applicable. The Security Interest is and shall be prior to any other Lien on any of the Article 9 Collateral, other than Liens expressly permitted pursuant to Section 6.02 of the Credit Agreement or the other Loan Documents that have priority as a matter of law.
     (g) The Article 9 Collateral is owned by the Grantors free and clear of any Lien, except for Liens expressly permitted pursuant to Section 6.02 of the Credit Agreement or the other Loan Documents. No Grantor has filed or consented to the filing of (i) any financing statement or analogous document under the Uniform Commercial Code or any other applicable laws covering any Article 9 Collateral, (ii) any assignment in which any Grantor assigns any Collateral or any security agreement or similar instrument covering any Article 9 Collateral with the United States Patent and Trademark Office or the United States Copyright Office, (iii) any notice under the Assignment of Claims Act, or (iv) any assignment in which any Grantor assigns any Article 9 Collateral or any security agreement or similar instrument covering any Article 9 Collateral with any foreign governmental, municipal or other office, which financing statement or analogous document, assignment, security agreement or similar instrument is still in effect, except, in each case, for Liens expressly permitted pursuant to Section 6.02 of the Credit Agreement or the other Loan Documents. As of the Restatement Effective Date, no Grantor holds any Commercial Tort Claims in an amount in excess of $5,000,000 except as indicated on Schedule VII.
          SECTION 4.03. Covenants. (a) Each Grantor agrees promptly to notify the Collateral Agent in writing of any change in (i) its legal name and/or address, (ii) its identity or type of organization or corporate structure, (iii) its Federal Taxpayer Identification Number or organizational identification number or (iv) its jurisdiction of organization. Each Grantor agrees promptly to provide the Collateral Agent with certified organizational documents reflecting any of the changes described in the first sentence of this paragraph. Each Grantor agrees not to effect or permit any change referred to in the preceding sentence unless all filings have been made under the Uniform Commercial Code or otherwise that are required in order for the Collateral Agent to continue at all times following such change to have a valid, legal and perfected first priority security interest in all the Article 9 Collateral. Each Grantor agrees promptly to notify the Collateral Agent if any material portion of the Article 9 Collateral owned or held by such Grantor is damaged or destroyed.
          (b) Each Grantor agrees to maintain, at its own cost and expense, such complete and accurate records (in all material respects) with respect to the Article 9 Collateral owned by it as is consistent with its current practices and in accordance with

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such prudent and standard practices used in industries that are the same as or similar to those in which such Grantor is engaged, but in any event to include complete accounting records (in all material respects) indicating all material payments and proceeds received with respect to any part of the Article 9 Collateral.
          (c) Each year, at the time of delivery of annual financial statements with respect to the preceding fiscal year pursuant to Section 5.04(a) of the Credit Agreement, the Borrower shall deliver to the Collateral Agent a certificate executed by a Responsible Officer of the Borrower setting forth in the format of Schedule VI all Intellectual Property of any Grantor in existence on the date thereof that, if it had existed on the Restatement Effective Date, would have been required to be listed in such Schedule, and not then listed on such Schedules or previously so identified to the Collateral Agent.
          (d) Each Grantor shall, at its own expense, take any and all commercially reasonable actions necessary to defend title to the Article 9 Collateral against all persons and to defend the Security Interest of the Collateral Agent in the Article 9 Collateral and the priority thereof against any Lien not expressly permitted pursuant to Section 6.02 of the Credit Agreement.
          (e) Each Grantor agrees, at its own expense, promptly to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Collateral Agent may from time to time reasonably request to obtain, preserve, protect and perfect (to the extent that perfection can be achieved under any applicable law by such filings and actions) the Security Interest and the rights and remedies created hereby, including the payment of any fees and Taxes required in connection with the execution and delivery of this Agreement, the granting of the Security Interest and the filing of any financing or continuation statements (including fixture filings) or other documents in connection herewith or therewith. If any amount payable to any Grantor under or in connection with any of the Article 9 Collateral shall be or become evidenced by any promissory note or other instrument with a face amount in excess of $1,000,000, such note or instrument shall be promptly pledged and delivered to the Collateral Agent, duly endorsed in a manner reasonably satisfactory to the Collateral Agent.
          Without limiting the generality of the foregoing, each Grantor hereby authorizes the Collateral Agent, with prompt notice thereof to the Grantors, to supplement this Agreement by supplementing Schedule VI or adding additional schedules hereto to identify specifically any asset or item of a Grantor that may, in the Collateral Agent’s reasonable judgment, constitute Copyrights, Licenses, Patents or Trademarks; provided that any Grantor shall have the right, exercisable within 30 days after it has been notified by the Collateral Agent of the specific identification of such Collateral, to advise the Collateral Agent in writing of any inaccuracy of the representations and warranties made by such Grantor hereunder with respect to such Collateral. Each Grantor agrees that it will use its commercially reasonable efforts to take such action as shall be necessary, and which the Collateral Agent may from time to time reasonably request, in order that all representations and warranties hereunder shall be true and correct in all material respects with respect to such Collateral within 45 days

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after the date it has been notified by the Collateral Agent of the specific identification of such Collateral and any such request.
          (f) The Collateral Agent and such persons as the Collateral Agent may designate shall have the right to inspect, subject to a reasonable prior notice to each Grantor, the Article 9 Collateral, all records related thereto (and to make extracts and copies from such records) and the premises upon which any of the Article 9 Collateral is located, to discuss the applicable Grantor’s affairs with the officers of such Grantor and its independent accountants and to verify the existence, validity, amount, quality, quantity, value, condition and status of, or any other matter relating to, the Article 9 Collateral, including, in the case of Accounts or other Article 9 Collateral in the possession of any third person, after the occurrence and during the continuance of an Event of Default, by contacting Account Debtors or the third person possessing such Article 9 Collateral for the purpose of making such a verification, subject in each case to the requirements of applicable law, including healthcare laws, data privacy and third party confidentiality obligations all at the expense of the Borrower; provided that, excluding any such visits and inspections during the continuation of an Event of Default, only one such visit during any fiscal year shall be at the Borrower’s expense. The Collateral Agent shall have the absolute right to share any information it gains from such inspection or verification with any Secured Party, subject in each case to the requirements of applicable law, including healthcare laws, data privacy and third party confidentiality obligations.
          (g) At its option, upon the occurrence and during the continuation of a Default or an Event of Default, the Collateral Agent may with five Business Days’, prior written notice to the relevant Grantor discharge past due Taxes, assessments, charges, fees, Liens, security interests or other encumbrances at any time levied or placed on the Article 9 Collateral and not expressly permitted pursuant to Section 5.03 or Section 6.02 of the Credit Agreement, and may pay for the maintenance and preservation of the Article 9 Collateral to the extent any Grantor fails to do so as required by the Credit Agreement or this Agreement, and each Grantor jointly and severally agrees to reimburse the Collateral Agent within five Business Days after written demand for any reasonable payment made or any reasonable expense incurred by the Collateral Agent pursuant to the foregoing authorization; provided, however, that nothing in this paragraph shall be interpreted as excusing any Grantor from the performance of, or imposing any obligation on the Collateral Agent or any Secured Party to cure or perform, any covenants or other promises of any Grantor with respect to Taxes, assessments, charges, fees, Liens, security interests or other encumbrances and maintenance as set forth herein or in the other Loan Documents.
          (h) If at any time any Grantor shall take a security interest in any property of an Account Debtor or any other person valued in excess of $1,000,000 to secure payment and performance of an Account, such Grantor shall promptly assign such security interest to the Collateral Agent for the ratable benefit of the Secured Parties. Such assignment need not be filed of public record unless necessary to continue the perfected status of the security interest against creditors of and transferees from the Account Debtor or other person granting the security interest.

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          (i) Except to the extent otherwise expressly agreed by the Collateral Agent, each Grantor shall remain liable to observe and perform all the conditions and obligations to be observed and performed by it under each contract, agreement or instrument relating to the Article 9 Collateral, all in accordance with the terms and conditions thereof, and each Grantor jointly and severally agrees to indemnify and hold harmless the Collateral Agent and the Secured Parties from and against any and all liability for such performance in accordance with Section 7.06 of this Agreement.
          (j) No Grantor shall make or permit to be made an assignment, pledge or hypothecation of the Article 9 Collateral or shall grant any other Lien in respect of the Article 9 Collateral or permit any notice to be filed under the Assignment of Claims Act, except, in each case, as expressly permitted by Section 6.02 of the Credit Agreement. No Grantor shall make or permit to be made any transfer of the Article 9 Collateral, except as permitted by the Credit Agreement.
          (k) No Grantor will, without the Collateral Agent’s prior written consent, grant any extension of the time of payment of any Accounts included in the Article 9 Collateral, compromise, compound or settle the same for less than the full amount thereof (unless the aggregate amount of such compromised or settled Accounts in any fiscal year is not in excess of $5,000,000), release, wholly or partly, any person liable for the payment thereof (unless the aggregate amount of such compromised or settled Accounts in any fiscal year is not in excess of $5,000,000) or allow any credit or discount whatsoever thereon (unless the aggregate amount of such compromised or settled Accounts in any fiscal year is not in excess of $5,000,000), other than extensions, credits, discounts, compromises, compoundings or settlements in each case granted or made in the ordinary course of business.
          (l) Each Grantor, at its own expense, shall maintain or cause to be maintained insurance covering physical loss or damage to the Inventory and Equipment in accordance with the requirements set forth in Section 5.02 of the Credit Agreement. Each Grantor irrevocably makes, constitutes and appoints the Collateral Agent (and all officers, employees or agents designated by the Collateral Agent) as such Grantor’s true and lawful agent (and attorney-in-fact) for the purpose, upon the occurrence and during the continuance of an Event of Default, of making, settling and adjusting claims in respect of Article 9 Collateral under policies of insurance, endorsing the name of such Grantor on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance and for making all determinations and decisions with respect thereto (provided that the Collateral Agent shall give five Business Days’ prior written notice to such Grantor prior to exercising its rights in such capacity). In the event that any Grantor at any time or times shall fail to obtain or maintain any of the policies of insurance required hereby or under the Credit Agreement or to pay any premium in whole or part relating thereto, the Collateral Agent may, without waiving or releasing any obligation or liability of any Grantor hereunder or any Default or Event of Default, in its sole reasonable discretion, upon notice to the Grantors, obtain and maintain such policies of insurance and pay such premium and take any other actions with respect thereto as the Collateral Agent reasonably deems advisable. All sums disbursed by the Collateral Agent in connection with this paragraph, including reasonable attorneys’ fees, court costs,

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out-of-pocket expenses and other charges relating thereto, shall be payable, within five Business Days of written demand (accompanied by supporting documentation therefor in reasonable detail) by the Grantors to the Collateral Agent and shall be additional Obligations secured hereby.
          SECTION 4.04. Other Actions. In order to further insure the attachment, perfection and priority of, and the ability of the Collateral Agent to enforce, the Security Interest in the Article 9 Collateral, each Grantor agrees, in each case at such Grantor’s own expense, to take the following actions with respect to the following Article 9 Collateral:
     (a) Instruments. If any Grantor shall at any time hold or acquire any Instruments (other than (x) any Instruments in an amount no greater than $1,000,000 and (y) any Instruments representing loans or advances permitted under Section 6.04(c) of the Credit Agreement, to the extent such Instruments represent Indebtedness excluded from the requirements of subclause (ii) of such Section, that have not been pledged hereunder, such Grantor shall forthwith endorse, assign and deliver the same to the Collateral Agent, accompanied by such undated instruments of endorsement, transfer or assignment duly executed in blank as the Collateral Agent may from time to time reasonably request.
     (b) Electronic Chattel Paper and Transferable Records. If any Grantor at any time holds or acquires an interest in any material Electronic Chattel Paper or any material “transferable record”, as that term is defined in Section 201 of the Federal Electronic Signatures in Global and National Commerce Act, or in Section 16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction, such Grantor shall promptly notify the Collateral Agent thereof and, at the reasonable request of the Collateral Agent, shall take such action as the Collateral Agent may reasonably request to vest in the Collateral Agent control under New York UCC Section 9-105 of such Electronic Chattel Paper or control under Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or, as the case may be, Section 16 of the Uniform Electronic Transactions Act, as so in effect in such jurisdiction, of such transferable record. The Collateral Agent agrees with such Grantor that the Collateral Agent will arrange, pursuant to procedures reasonably satisfactory to the Collateral Agent and so long as such procedures will not result in the Collateral Agent’s loss of control, for the Grantor to make alterations to the Electronic Chattel Paper or transferable record permitted under UCC Section 9-105 or, as the case may be, Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or Section 16 of the Uniform Electronic Transactions Act for a party in control to allow without loss of control, unless an Event of Default has occurred and is continuing or would occur after taking into account any action by such Grantor with respect to such Electronic Chattel Paper or transferable record. Notwithstanding the foregoing, no Grantor shall be obligated to deliver to the Collateral Agent any Electronic Chattel Paper held by such Grantor with a face amount less than $1,000,000, provided that the aggregate face amount of the Electronic Chattel Paper so excluded pursuant to this sentence shall not exceed $10,000,000 at any time.

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     (c) Letter-of-Credit Rights. If any Grantor is at any time a beneficiary under a letter of credit with a face amount exceeding $2,000,000 now or hereafter issued in favor of such Grantor, such Grantor shall promptly notify the Collateral Agent thereof and, at the request and option of the Collateral Agent, such Grantor shall, pursuant to an agreement in form and substance reasonably satisfactory to the Collateral Agent, either (i) arrange for the issuer and any confirmer of such letter of credit to consent to an assignment to the Collateral Agent of the proceeds of any drawing under the letter of credit or (ii) arrange for the Collateral Agent to become the transferee beneficiary of the letter of credit, with the Collateral Agent agreeing, in each case, that the proceeds of any drawing under the letter of credit are to be paid to the applicable Grantor unless an Event of Default has occurred or is continuing.
     (d) Commercial Tort Claims. If any Grantor shall at any time hold or acquire a Commercial Tort Claim in an amount reasonably estimated to exceed $5,000,000, the Grantor shall promptly notify the Collateral Agent thereof in a writing signed by such Grantor including a summary description of such claim and grant to the Collateral Agent, for the ratable benefit of the Secured Parties, in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance reasonably satisfactory to the Collateral Agent.
          SECTION 4.05. Covenants Regarding Patent, Trademark and Copyright Collateral. In each case unless otherwise decided by such Grantor in its reasonable business judgment or such Collateral is not material to the business of such Grantor: (a) Each Grantor agrees that it will not, and will not permit any of its licensees to, do any act, or omit to do any act, whereby any Patent that is material to the conduct of such Grantor’s business may become invalidated or dedicated to the public, and agrees that it shall continue to mark any products covered by a Patent with the relevant patent number to the extent necessary and sufficient to establish and preserve its maximum rights under applicable patent laws, to the extent required by applicable law.
          (b) Each Grantor (either itself or through its licensees or its sublicensees) will, for each Trademark material to the conduct of such Grantor’s business, (i) maintain such Trademark in full force free from any claim of abandonment or invalidity for non-use, (ii) maintain the quality of products and services offered under such Trademark, (iii) display such Trademark with notice of Federal or foreign registration to the extent necessary and sufficient to establish and preserve its maximum rights under applicable law, to the extent required by applicable law and (iv) not knowingly use or knowingly permit the use of such Trademark in violation of any third party rights.
          (c) Each Grantor (either itself or through its licensees or sublicensees) will, for each work covered by a material Copyright, continue to publish, reproduce, display, adopt and distribute the work with appropriate copyright notice to the extent necessary and sufficient to establish and preserve its maximum rights under applicable copyright laws, to the extent required by applicable law.
          (d) Each Grantor shall notify the Collateral Agent promptly if it knows that any Patent, Trademark or Copyright material to the conduct of its business has or is

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likely to become abandoned, lost or dedicated to the public, or of any materially adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, United States Copyright Office or any court or similar office of any country) regarding such Grantor’s ownership of any such Patent, Trademark or Copyright, its right to register the same, or its right to keep and maintain the same.
          (e) If any Grantor, either itself or through any agent, employee, licensee or designee, files an application for any Patent, Trademark or Copyright (or for the registration of any Trademark or Copyright) with the United States Patent and Trademark Office, United States Copyright Office or any office or agency in any political subdivision of the United States, the Grantor shall so notify the Collateral Agent, and, upon request of the Collateral Agent, shall execute and deliver any and all agreements, instruments, documents and papers as the Collateral Agent may reasonably request to evidence the Security Interest in such Patent, Trademark or Copyright, and each Grantor hereby appoints the Collateral Agent as its attorney-in-fact to execute and file such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed.
          (f) Each Grantor will take all necessary steps that are consistent with the practice in any proceeding before the United States Patent and Trademark Office, United States Copyright Office or any office or agency in any political subdivision of the United States, to maintain and pursue each material application relating to the Patents, Trademarks and/or Copyrights (and to obtain the relevant grant or registration) and to maintain each issued Patent and each registration of the Trademarks and Copyrights that is material to the conduct of any Grantor’s business, including timely filings of applications for renewal, affidavits of use, affidavits of incontestability and payment of maintenance fees, and, if consistent with good business judgment, to initiate opposition, interference and cancellation proceedings against third parties.
          (g) In the event that any Grantor knows or has reason to believe that any Article 9 Collateral consisting of a Patent, Trademark or Copyright material to the conduct of any Grantor’s business has been or is about to be infringed, misappropriated or diluted by a third person, such Grantor promptly shall notify the Collateral Agent and shall, if consistent with good business judgment, promptly sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and take such other actions, if consistent with good business judgment, as are reasonably appropriate under the circumstances to protect such Article 9 Collateral.
          (h) Upon the occurrence and during the continuance of an Event of Default, upon the reasonable request of the Collateral Agent, each Grantor shall use its best efforts to obtain all requisite consents or approvals by the licensor of each Copyright License, Patent License or Trademark License, and each other material License, to effect the assignment of all such Grantor’s right, title and interest thereunder to the Collateral Agent, for the ratable benefit of the Secured Parties, or its designee.

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ARTICLE V
Remedies
          SECTION 5.01. Remedies Upon Default. Upon the occurrence and during the continuance of an Event of Default, each Grantor agrees to deliver each item of Collateral to the Collateral Agent on demand, and it is agreed that the Collateral Agent shall have the right to take any of or all the following actions at the same or different times: (a) with respect to any Article 9 Collateral consisting of Intellectual Property, on demand, to cause the Security Interest to become an assignment, transfer and conveyance of any of or all such Article 9 Collateral by the applicable Grantor to the Collateral Agent, or to license or sublicense, whether general, special or otherwise, and whether on an exclusive or nonexclusive basis, any such Article 9 Collateral throughout the world on such terms and conditions and in such manner as the Collateral Agent shall determine (other than in violation of any then-existing licensing arrangements to the extent that waivers cannot be obtained), and (b) with or without legal process and with or without prior notice or demand for performance, to take possession of the Article 9 Collateral and without liability for trespass to enter any premises where the Article 9 Collateral may be located for the purpose of taking possession of or removing the Article 9 Collateral and, generally, to exercise any and all rights afforded to a secured party under the Uniform Commercial Code or other applicable law. Without limiting the generality of the foregoing, each Grantor agrees that the Collateral Agent shall have the right, subject to the requirements of applicable law, including any applicable healthcare laws, to sell or otherwise dispose of all or any part of the Collateral at a public or private sale or at any broker’s board or on any securities exchange, for cash, upon credit or for future delivery as the Collateral Agent shall deem appropriate. The Collateral Agent shall be authorized at any such sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale the Collateral Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by law) all rights of redemption, stay and appraisal which such Grantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.
          The Collateral Agent shall give each applicable Grantor 10 days’ written notice (which each Grantor agrees is reasonable notice within the meaning of Section 9-611 of the New York UCC or its equivalent in other jurisdictions) of the Collateral Agent’s intention to make any sale of Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker’s board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix and state in the notice (if any) of such sale. At any such sale, the

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Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may (in its sole and absolute discretion) determine. The Collateral Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Collateral Agent until the sale price is paid by the purchaser or purchasers thereof, but the Collateral Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public (or, to the extent permitted by law, private) sale made pursuant to this Agreement, any Secured Party may bid for or purchase, free (to the extent permitted by applicable law) from any right of redemption, stay, valuation or appraisal on the part of any Grantor (all said rights being also hereby waived and released to the extent permitted by applicable law), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to such Secured Party from any Grantor as a credit against the purchase price, and such Secured Party may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to any Grantor therefor. For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Collateral Agent shall be free to carry out such sale pursuant to such agreement and no Grantor shall be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Collateral Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Collateral Agent may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver. To the fullest extent permitted under applicable law, any sale pursuant to the provisions of this Section 5.01 shall be deemed to conform to the commercially reasonable standards as provided in Section 9-610(b) of the New York UCC or its equivalent in other jurisdictions.
          SECTION 5.02. Application of Proceeds. Subject to the terms of any Pari Passu Intercreditor Agreement, if an Event of Default shall have occurred and is continuing, the Collateral Agent shall apply the proceeds of any collection, sale, foreclosure or other realization upon any Collateral, including any Collateral consisting of cash, as follows:
   FIRST, to the payment of all reasonable out-of-pocket costs and expenses incurred by the Administrative Agent, the Collateral Agent or any other Representative (in their respective capacities as such hereunder or under any other Loan Document or any Pari Passu Agreement, as applicable) in connection with such collection, sale, foreclosure or realization or otherwise in connection with this Agreement, any other Loan

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Document, any Pari Passu Agreement or any of the Obligations, including all court costs and the fees and expenses of its agents and legal counsel, the repayment of all advances made by the Administrative Agent and/or the Collateral Agent hereunder or under any other Loan Document on behalf of any Grantor and any other reasonable out-of-pocket costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under any other Loan Document or any Pari Passu Agreement, as applicable;
   SECOND, to the payment in full of Unfunded Advances/Participations (the amounts so applied to be distributed between or among the Administrative Agent, the Swingline Lender and any Issuing Bank pro rata in accordance with the amounts of Unfunded Advances/Participations owed to them on the date of any such distribution);
   THIRD, to the payment in full of all other Obligations (the amounts so applied to be distributed among the Secured Parties pro rata in accordance with the amounts of the Obligations owed to them on the date of any such distribution);
   FOURTH, to the Grantors, their successors or assigns, or as a court of competent jurisdiction may otherwise direct.
The Collateral Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement. Upon any sale of Collateral by the Collateral Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Collateral Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Collateral Agent or such officer or be answerable in any way for the misapplication thereof.
          SECTION 5.03. Grant of License to Use Intellectual Property. For the purpose of enabling the Collateral Agent to exercise rights and remedies under this Agreement at such time as the Collateral Agent shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby grants to the Collateral Agent an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to the Grantors), to use, license or sublicense any of the Article 9 Collateral consisting of Intellectual Property now owned or hereafter acquired by such Grantor, and wherever the same may be located, and including in such license access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof. The use of such license by the Collateral Agent may be exercised, at the option of the Collateral Agent, and shall be effective only upon the occurrence and during the continuation of an Event of Default; provided, however, that any license, sublicense or other transaction entered into by the Collateral Agent in accordance herewith shall be binding upon each Grantor notwithstanding any subsequent cure of an Event of Default.
          SECTION 5.04. Securities Act, Etc. In view of the position of the Grantors in relation to the Pledged Collateral, or because of other current or future

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circumstances, a question may arise under the U.S. Securities Act of 1933, as now or hereafter in effect, or any similar statute hereafter enacted analogous in purpose or effect (such Act and any such similar statute as from time to time in effect being called the “Federal Securities Laws”) with respect to any disposition of the Pledged Collateral permitted hereunder. Each Grantor understands that compliance with the Federal Securities Laws might very strictly limit the course of conduct of the Collateral Agent if the Collateral Agent were to attempt to dispose of all or any part of the Pledged Collateral, and might also limit the extent to which or the manner in which any subsequent transferee of any Pledged Collateral could dispose of the same. Similarly, there may be other legal restrictions or limitations affecting the Collateral Agent in any attempt to dispose of all or part of the Pledged Collateral under applicable “blue sky” or other state securities laws or similar laws analogous in purpose or effect. Each Grantor recognizes that in light of such restrictions and limitations the Collateral Agent may, with respect to any sale of the Pledged Collateral, limit the purchasers to those who will agree, among other things, to acquire such Pledged Collateral for their own account, for investment, and not with a view to the distribution or resale thereof. Each Grantor acknowledges and agrees that in light of such restrictions and limitations, the Collateral Agent, in its sole and absolute discretion (a) to the fullest extent permitted by applicable Federal Securities Laws, may proceed to make such a sale whether or not a registration statement for the purpose of registering such Pledged Collateral or part thereof shall have been filed under the Federal Securities Laws and (b) may approach and negotiate with a limited number of potential purchasers (including a single potential purchaser) to effect such sale. Each Grantor acknowledges and agrees that any such sale might result in prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions. In the event of any such sale, the Collateral Agent shall incur no responsibility or liability for selling all or any part of the Pledged Collateral at a price that the Collateral Agent, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might have been realized if the sale were deferred until after registration as aforesaid or if more than a limited number of purchasers (or a single purchaser) were approached. The provisions of this Section 5.04 will apply notwithstanding the existence of a public or private market upon which the quotations or sales prices may exceed substantially the price at which the Collateral Agent sells.
ARTICLE VI
Indemnity, Subrogation and Subordination
          SECTION 6.01. Indemnity and Subrogation. In addition to all such rights of indemnity and subrogation as the Guarantors may have under applicable law (but subject to Section 6.03), the Borrower agrees that (a) in the event a payment shall be made by any Guarantor under this Agreement, the Borrower shall indemnify such Guarantor for the full amount of such payment and such Guarantor shall be subrogated to the rights of the person to whom such payment shall have been made to the extent of such payment and (b) in the event any assets of any Guarantor shall be sold pursuant to this Agreement or any other Security Document to satisfy in whole or in part a claim of any

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Secured Party, the Borrower shall indemnify such Guarantor in an amount equal to the greater of the book value or the fair market value of the assets so sold.
          SECTION 6.02. Contribution and Subrogation. Each Guarantor (a “Contributing Guarantor”) agrees (subject to Section 6.03) that, in the event a payment shall be made by any other Guarantor hereunder in respect of any Obligation, or assets of any other Guarantor shall be sold pursuant to any Security Document to satisfy any Obligation owed to any Secured Party, and such other Guarantor (the “Claiming Guarantor”) shall not have been fully indemnified by the Borrower as provided in Section 6.01, the Contributing Guarantor shall indemnify the Claiming Guarantor in an amount equal to (i) the amount of such payment or (ii) the greater of the book value or the fair market value of such assets, as the case may be, in each case multiplied by a fraction of which the numerator shall be the net worth of the Contributing Guarantor on the Closing Date and the denominator shall be the aggregate net worth of all the Guarantors on the Closing Date (or, in the case of any Guarantor becoming a party hereto after the Closing Date, the date on which such party became a Guarantor hereunder). Any Contributing Guarantor making any payment to a Claiming Guarantor pursuant to this Section 6.02 shall be subrogated to the rights of such Claiming Guarantor under Section 6.01 to the extent of such payment.
          SECTION 6.03. Subordination. (a) Notwithstanding any provision of this Agreement to the contrary, all rights of the Guarantors under Sections 6.01 and 6.02 and all other rights of indemnity, contribution or subrogation under applicable law or otherwise shall be fully subordinated to the payment in full in cash of the Obligations (other than contingent indemnification obligations for which no claim has been made). No failure on the part of the Borrower or any Guarantor to make the payments required by Sections 6.01 and 6.02 (or any other payments required under applicable law or otherwise) shall in any respect limit the obligations and liabilities of any Guarantor with respect to its obligations hereunder, and each Guarantor shall remain liable for the full amount of its obligations hereunder.
          (b) The Borrower and each Guarantor hereby agree that all Indebtedness and other monetary obligations owed by it to the Borrower or any Subsidiary shall be fully subordinated to the payment in full in cash of the Obligations; provided that, as long as no Event of Default shall have occurred and be continuing, nothing in this Section 6.03(b) shall prohibit any payments or distributions permitted by the Credit Agreement.
ARTICLE VII
Miscellaneous
          SECTION 7.01. Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 9.01 of the Credit Agreement. All communications and notices hereunder to any Subsidiary Guarantor shall be given to it in care of the Borrower as provided in Section 9.01 of the Credit Agreement.

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               SECTION 7.02. Security Interest Absolute. All rights of the Collateral Agent hereunder, the Security Interest, the grant of a security interest in the Pledged Collateral and all obligations of each Grantor hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Credit Agreement, any other Loan Document, any Pari Passu Agreement, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document or any other agreement or instrument relating to the foregoing, (c) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from any guarantee, securing or guaranteeing all or any of the Obligations, or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Grantor in respect of the Obligations or this Agreement.
               SECTION 7.03. Survival of Agreement. All covenants, agreements, representations and warranties made by the Loan Parties in the Loan Documents and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Lenders, the Issuing Bank and the other Secured Parties and shall survive the execution and delivery of the Loan Documents and of any Pari Passu Agreement in connection with any Series of Pari Passu Debt and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any Lender, any Issuing Bank or any other Secured Party or on their behalf and notwithstanding that the Collateral Agent, any Issuing Bank, any Lender or any other Secured Party may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended under the Credit Agreement or any Pari Passu Agreement, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any Pari Passu Debt, or any fee or any other amount payable under any Loan Document or any Pari Passu Agreement is outstanding and unpaid or the aggregate L/C Exposure does not equal zero (except for outstanding Letters of Credit subject to arrangements satisfactory to the Administrative Agent and the Issuing Bank) and so long as the Commitments have not expired or terminated.
               SECTION 7.04. Binding Effect; Several Agreement. This Agreement shall become effective as to any Loan Party when a counterpart hereof executed on behalf of such Loan Party shall have been delivered to the Collateral Agent and a counterpart hereof shall have been executed on behalf of the Collateral Agent, and thereafter shall be binding upon such Loan Party and the Collateral Agent and their respective permitted successors and assigns, and shall inure to the benefit of such Loan Party, the Collateral Agent and the other Secured Parties and their respective successors and permitted assigns, except that no Loan Party shall have the right to assign or transfer its rights or obligations hereunder or any interest herein or in the Collateral (and any such assignment or transfer shall be void) except as expressly contemplated or permitted by this Agreement or the Credit Agreement. This Agreement shall be construed as a separate agreement with respect to each Loan Party and may be amended, modified,

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supplemented, waived or released with respect to any Loan Party without the approval of any other Loan Party and without affecting the obligations of any other Loan Party hereunder.
               SECTION 7.05. Successors and Assigns. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and permitted assigns of such party; and all covenants, promises and agreements by or on behalf of any Grantor or the Collateral Agent that are contained in this Agreement shall bind and inure to the benefit of their respective successors and permitted assigns.
               SECTION 7.06. Collateral Agent’s Fees and Expenses; Indemnification. (a) The parties hereto agree that the Collateral Agent shall be entitled to reimbursement of its expenses incurred hereunder as provided in Section 9.05 of the Credit Agreement.
               (b) Without limitation or duplication of its indemnification obligations under the other Loan Documents or any Pari Passu Agreement, each Grantor jointly and severally agrees to indemnify the Collateral Agent and the other Indemnitees against, and hold each Indemnitee harmless from, any and all actual losses, claims, damages, liabilities, penalties and related reasonable out of pocket expenses, including the reasonable fees, charges and disbursements of one counsel in each relevant jurisdiction (and any such additional counsel, if necessary, as a result of actual or potential conflicts of interest) for all Indemnitees, incurred by or asserted against any Indemnitee arising out of, in any way connected with, or as a result of, the execution, delivery or performance of this Agreement or any agreement or instrument contemplated hereby or any claim, litigation, investigation or proceeding relating to any of the foregoing or to the Collateral, regardless of whether any Indemnitee is a party thereto or whether initiated by a third party or by a Loan Party or any Affiliate thereof; provided, however, that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities, penalties or related expenses are determined by a court of competent jurisdiction by final judgment to have resulted from the gross negligence or wilful misconduct of such Indemnitee. To the extent permitted by applicable law, neither any Grantor nor the Collateral Agent nor any Indemnitee shall assert, and each hereby waives any claim against any Indemnitee, any Grantor and the Collateral Agent, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any agreement or instrument contemplated hereby, the Transactions, any Loan or Letter of Credit or the use of proceeds thereof.
               (c) Any such amounts payable as provided hereunder or under any Pari Passu Agreement shall be additional Obligations secured hereby and by the other Security Documents. The provisions of this Section 7.06 shall remain operative and in full force and effect regardless of the termination of this Agreement, any other Loan Document or any Pari Passu Agreement, the consummation of the transactions contemplated hereby, the repayment of any of the Obligations, the invalidity or unenforceability of any term or provision of this Agreement, any other Loan Document or any Pari Passu Agreement, or any investigation made by or on behalf of the Collateral

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Agent or any other Secured Party. All amounts due under this Section 7.06 shall be payable within 30 days after written demand therefor and shall bear interest, on and from the date of demand, at the rate specified in Section 2.06(a) of the Credit Agreement.
               SECTION 7.07. Collateral Agent Appointed Attorney-in-Fact. Each Grantor hereby appoints the Collateral Agent as the attorney-in-fact of such Grantor for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument that the Collateral Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Collateral Agent shall have the right, upon the occurrence and during the continuance of an Event of Default, with full power of substitution either in the Collateral Agent’s name or in the name of such Grantor (provided, that to the extent written notice is not required hereunder, the Collateral Agent shall use commercially reasonable efforts to provide notice to such Grantor, though its rights hereunder are not conditioned thereon) (a) to receive, endorse, assign and/or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Collateral or any part thereof, (b) upon three Business Days’ prior written notice to such Grantor, to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the Collateral, (c) to sign the name of any Grantor on any invoice or bill of lading relating to any of the Collateral, (d) upon three Business Days’ prior written notice to such Grantor, to send verifications of Accounts Receivable to any Account Debtor, (e) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral, (f) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the Collateral, (g) upon three Business Days’ prior written notice to such Grantor, to notify, or to require any Grantor to notify, Account Debtors to make payment directly to the Collateral Agent, and (h) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement in accordance with its terms, as fully and completely as though the Collateral Agent were the absolute owner of the Collateral for all purposes; provided, however, that nothing herein contained shall be construed as requiring or obligating the Collateral Agent to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Collateral Agent, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby. The Collateral Agent and the other Secured Parties shall be accountable only for amounts actually received as a result of the exercise of the powers granted to them herein, and neither they nor their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence, wilful misconduct or bad faith.
               SECTION 7.08. Applicable Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

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               SECTION 7.09. Waivers; Amendment. (a) No failure or delay by the Collateral Agent, the Administrative Agent, any Issuing Bank, any Lender or any other Secured Party in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver hereof or thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Collateral Agent, the Administrative Agent, the Issuing Banks, the Lenders and the other Secured Parties hereunder and under the other Loan Documents and any Pari Passu Agreements are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of any Loan Document or any Pari Passu Agreement or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 7.09, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or issuance of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether the Collateral Agent, any Lender or any Issuing Bank may have had notice or knowledge of such Default at the time. No notice or demand on any Loan Party in any case shall entitle any Loan Party to any other or further notice or demand in similar or other circumstances.
               (b) Subject to the terms of any Pari Passu Intercreditor Agreement, neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Collateral Agent (acting at the direction, or with the consent, of the Required Lenders) and the Loan Party or Loan Parties with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 9.08 of the Credit Agreement.
               (c) So long as permitted by the Loan Documents and the Pari Passu Agreements then in effect, the Borrower may from time to time designate Indebtedness and other obligations at the time of the assumption or incurrence thereof to be secured on a pari passu basis with the then outstanding Obligations as Pari Passu Debt Obligations hereunder by delivering to the Collateral Agent and each Representative a certificate signed by a Financial Officer of the Borrower (i) identifying the Indebtedness and other obligations so designated and the aggregate principal amount or face amount thereof, (ii) stating that such Indebtedness and other obligations are designated as Pari Passu Debt Obligations for purposes hereof, (iii) representing that such designation of such Indebtedness and other obligations as Pari Passu Debt Obligations complies with the terms of the Loan Documents and the Pari Passu Agreements then outstanding and (iv) specifying the name and address of the Representative for such Indebtedness and other obligations. Upon such delivery, the Collateral Agent shall act hereunder for the benefit of all Secured Parties, including any Secured Parties that hold any Pari Passu Debt Obligations so designated.
               SECTION 7.10. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY

35

APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS. EACH PARTY HERETO HEREBY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 7.10.
               SECTION 7.11. Severability. In the event any one or more of the provisions contained in this Agreement or in any other Loan Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.
               SECTION 7.12. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract, and shall become effective as provided in Section 7.04. Delivery of an executed signature page to this Agreement by facsimile transmission or electronic transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.
               SECTION 7.13. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.
               SECTION 7.14. Jurisdiction; Consent to Service of Process. (a) Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any New York State court or Federal court of the United States of America, sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any other Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided

36

by law. Nothing in this Agreement or any other Loan Document shall affect any right that the Collateral Agent, the Administrative Agent, any Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against any Grantor or its properties in the courts of any jurisdiction.
               (b) Each of the parties hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (a) of this Section 7.14. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
               (c) Each of the parties hereto hereby irrevocably consents to service of process in the manner provided for notices in Section 7.01. Nothing in this Agreement or any other Loan Document will affect the right of any party hereto to serve process in any other manner permitted by law.
               SECTION 7.15. Termination or Release. (a) This Agreement, the guarantees made herein, the Security Interest, the pledge of the Pledged Collateral and all other security interests granted hereby shall automatically terminate and be released when all the Obligations (other than contingent indemnification obligations for which no claim has been made) have been paid in full in cash and the Lenders and Pari Passu Secured Parties have no further commitment to lend under the Credit Agreement or the Pari Passu Agreements, respectively, the aggregate L/C Exposure has been reduced to zero (or the only outstanding Letters of Credit have become subject to arrangements reasonably satisfactory to the Administrative Agent and the Issuing Bank) and the Issuing Banks have no further obligations to issue Letters of Credit under the Credit Agreement.
               (b) A Subsidiary Guarantor shall automatically be released from its obligations hereunder and the Security Interests created hereunder in the Collateral of such Subsidiary Guarantor shall be automatically released upon the consummation of any transaction permitted by the Credit Agreement and the other Pari Passu Agreements (or consented to in writing pursuant to Section 9.08 of the Credit Agreement and the analogous provision of any Pari Passu Agreement) as a result of which such Subsidiary Guarantor ceases to be a Subsidiary, or in accordance with Section 9.09(c) of the Credit Agreement and the analogous provision of any Pari Passu Agreement.
               (c) Upon any sale or other transfer by any Grantor of any Collateral that is permitted under the Credit Agreement and the other Pari Passu Agreements to any person that is not the Borrower or a Guarantor (including any Permitted Receivables Transaction or Permitted Securitization Transaction), or, upon the effectiveness of any written consent to the release of the Security Interest granted hereby in any Collateral pursuant to Section 9.08 of the Credit Agreement and the analogous provision of the Pari Passu Agreements, the Security Interest in such Collateral shall be automatically released.

37

               (d) Upon notification by the Borrower to the Collateral Agent that a Subsidiary Guarantor is a Non-Significant Subsidiary, and would not be required to become a Guarantor in accordance with the Credit Agreement or any Pari Passu Agreement, the Collateral Agent shall release the obligations of such Subsidiary hereunder and the Security Interests created hereunder in the Collateral of such Subsidiary Guarantor.
               (e) In connection with any termination or release pursuant to paragraph (a), (b) or (c) above, the Collateral Agent shall promptly execute and deliver to any Grantor, at such Grantor’s expense, all Uniform Commercial Code termination statements and similar documents that such Grantor shall reasonably request to evidence such termination or release, and all assignments or other instruments of transfer as may be necessary to reassign to such Grantor all rights, titles and interests in any relevant Intellectual Property as may have been assigned to the Collateral Agent and/or its designees, subject to any disposition thereof that may have been made by the Collateral Agent and/or its designees in accordance with the terms of this Agreement, and all rights and license granted to the Collateral Agent and/or its designees in or to any such Intellectual Property pursuant to this Agreement shall automatically and immediately terminate and all rights shall automatically and immediately revert to such Grantor. Any execution and delivery of documents pursuant to this Section 7.15 shall be without recourse to or representation or warranty by the Collateral Agent or any Secured Party. Without limiting the provisions of Section 7.06, the Borrower shall reimburse the Collateral Agent upon demand for all costs and out of pocket expenses, including the reasonable fees, charges and expenses of counsel, incurred by it in connection with any action contemplated by this Section 7.15.
               SECTION 7.16. Additional Subsidiaries. Any Subsidiary that is required to become a party hereto pursuant to Section 5.12 of the Credit Agreement or the analogous provision of any Pari Passu Agreement shall enter into this Agreement as a Subsidiary Guarantor and a Grantor upon becoming such a Subsidiary. Upon execution and delivery by the Collateral Agent and such Subsidiary of a supplement in the form of Exhibit A hereto, such Subsidiary shall become a Subsidiary Guarantor and a Grantor hereunder with the same force and effect as if originally named as a Subsidiary Guarantor and a Grantor herein. The execution and delivery of any such instrument shall not require the consent of any other Loan Party hereunder. The rights and obligations of each Loan Party hereunder shall remain in full force and effect notwithstanding the addition of any new Loan Party as a party to this Agreement.
               SECTION 7.17. Right of Setoff. If an Event of Default shall have occurred and is continuing, each Secured Party and its Affiliates hereby are authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all Collateral (including any deposits (general or special, time or demand, provisional or final (other than tax accounts, trust accounts or payroll accounts))) at any time held and other obligations at any time owing by such Secured Party or any of its Affiliates to or for the credit or the account of any Grantor against any and all of the obligations of such Grantor now or hereafter existing under this Agreement, the other Loan Documents and any Pari Passu Agreements held by such Secured Party, provided

38

that at such time such obligations are due or payable. The rights of each Secured Party and its Affiliates under this Section 7.17 are in addition to other rights and remedies (including other rights of setoff) which such Secured Party or its Affiliates may have. The applicable Secured Party shall notify such Grantor and the Collateral Agent of any such setoff and application made by such Secured Party, provided that any failure to give or any delay in giving such notice shall not affect the validity of any such setoff and application under this Section.
[Remainder of page intentionally left blank]

Schedule I to the Guarantee and
Collateral Agreement
EXACT LEGAL NAMES AND OTHER INFORMATION

Jurisdiction
		of	Organizational	Chief Executive
	Entity Name	Formation	ID’s	Office	Accounts Receivable
1.	Centre Hospital Corporation	AL	245-901	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	Cherokee Medical Center 400 Northwood Drive Centre, AL 35960 Professional Account Services, Inc. 7000 Commerce Way, Suite 100 Brentwood, TN 37027

2.	Foley Hospital Corporation	AL	208-366	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	South Baldwin Regional Medical Center 1613 North McKenzie Street Foley, AL 36535 Professional Account Services, Inc. 7000 Commerce Way, Suite 100 Brentwood, TN 37027

3.	Fort Payne Hospital Corporation	AL	245-903	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	DeKalb Regional Medical Center 200 Medical Center Drive P. O. Box 680778 Fort Payne, AL 35968 Professional Account Services, Inc. 7000 Commerce Way, Suite 100 Brentwood, TN 37027

4.	Greenville Hospital Corporation	AL	168-429	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	L.V. Stabler Memorial Hospital 29 L.V. Stabler Drive Greenville, AL 36037 Professional Account Services, Inc. 7000 Commerce Way, Suite 100 Brentwood, TN 37027

		Jurisdiction
		of	Organizational	Chief Executive
	Entity Name	Formation	ID’s	Office	Accounts Receivable
5.	QHG of Enterprise, Inc.	AL	176-166	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	Medical Center Enterprise 400 North Edwards Street Enterprise, AL 36330 Professional Account Services, Inc. 7000 Commerce Way, Suite 100 Brentwood, TN 37027

6.	Forrest City Arkansas Hospital Company, LLC	AR	800076780	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	Forrest City Medical Center 1601 Newcastle Road Forrest City, AR 72336 Professional Account Services, Inc. 7000 Commerce Way, Suite 100 Brentwood, TN 37027

7.	Forrest City Clinic Company, LLC	AR	800094406	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	PPSI 7000 Commerce Way, Suite 100 Brentwood, TN 37027

8.	Forrest City Hospital Corporation	AR	800076787	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	N/A

9.	MCSA, L.L.C.	AR	100129761	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	Medical Center of South Arkansas 700 W. Grove Street El Dorado, AR 71730 Professional Account Services, Inc. 7000 Commerce Way, Suite 100 Brentwood, TN 37027

10.	Phillips Hospital Corporation	AR	100208457	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	Helena Regional Medical Center 1801 Martin Luther King Drive / PO Box 788 Helena , AR 72342 Professional Account Services, Inc. 7000 Commerce Way, Suite 100 Brentwood, TN 37027

		Jurisdiction
		of	Organizational	Chief Executive
	Entity Name	Formation	ID’s	Office	Accounts Receivable
11.	QHG of Springdale, Inc.	AR	100163444	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	N/A

12.	Triad-El Dorado, Inc.	AR	100129067	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	N/A

13.	Payson Hospital Corporation	AZ	0808024-0	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	Payson Regional Medical Center 807 South Ponderosa Payson, AZ 85541 Professional Account Services, Inc. 7000 Commerce Way, Suite 100 Brentwood, TN 37027

14.	Abilene Hospital, LLC	DE	3561884	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	N/A

15.	Abilene Merger, LLC	DE	3561879	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	N/A

16.	Arizona DH, LLC	DE	3249754	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	N/A

17.	Berwick Hospital Company, LLC	DE	4447833	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	Berwick Hospital Center 701 East 16th Street Berwick, PA 18603 Professional Account Services, Inc. 7000 Commerce Way, Suite 100 Brentwood, TN 37027

18.	BH Trans Company, LLC	DE	4447835	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	N/A

19.	Birmingham Holdings II, LLC	DE	4559514	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	N/A

20.	Birmingham Holdings, LLC	DE	4014204	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	N/A

		Jurisdiction
		of	Organizational	Chief Executive
	Entity Name	Formation	ID’s	Office	Accounts Receivable
21.	Bluefield Holdings, LLC	DE	4812809	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	N/A

22.	Bluefield Hospital Company, LLC	DE	4812810	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	Bluefield Regional Medical Center 500 Cherry St. Bluefield, WV 24701 Professional Account Services, Inc. 7000 Commerce Way, Suite 100 Brentwood, TN 37027

23.	Bluffton Health System, LLC	DE	3089523	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	Bluffton Regional Medical Center 303 S. Main Street Bluffton, IN 46714 Professional Account Services, Inc. 7000 Commerce Way, Suite 100 Brentwood, TN 37027

24.	Brownwood Hospital, L.P.	DE	2967928	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	Brownwood Regional Medical Center 1501 Burnet Drive Brownwood, TX 76801 Professional Account Services, Inc. 7000 Commerce Way, Suite 100 Brentwood, TN 37027

25.	Brownwood Medical Center, LLC	DE	2964283	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	N/A

26.	Carlsbad Medical Center, LLC	DE	2964276	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	Carlsbad Medical Center 2430 W. Pierce Carlsbad, NM 88220 Professional Account Services, Inc. 7000 Commerce Way, Suite 100 Brentwood, TN 37027

27.	CHHS Holdings, LLC	DE	3914324	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	N/A

		Jurisdiction
		of	Organizational	Chief Executive
	Entity Name	Formation	ID’s	Office	Accounts Receivable
28.	CHS Kentucky Holdings, LLC	DE	4474752	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	N/A

29.	CHS Pennsylvania Holdings, LLC	DE	4474748	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	N/A

30.	CHS Virginia Holdings, LLC	DE	4474750	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	N/A

31.	CHS Washington Holdings, LLC	DE	4593658	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	N/A

32.	CHS/Community Health Systems, Inc.	DE	2057824	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	N/A

33.	Claremore Regional Hospital, LLC	DE	2955684	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	Claremore Regional Hospital 1202 N. Muskogee Place Claremore, OK 74017 Professional Account Services, Inc. 7000 Commerce Way, Suite 100 Brentwood, TN 37027

34.	Clarksville Holdings, LLC	DE	4014187	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	N/A

35.	Cleveland Regional Medical Center, L.P.	DE	2364708	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	Cleveland Regional Medical Center 300 E. Crockett Cleveland, TX 77327 Professional Account Services, Inc. 7000 Commerce Way, Suite 100 Brentwood, TN 37027

		Jurisdiction
		of	Organizational	Chief Executive
	Entity Name	Formation	ID’s	Office	Accounts Receivable
36.	Cleveland Tennessee Hospital Company, LLC	DE	4589625	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	SkyRidge Medical Center 2305 Chambliss Avenue Cleveland, TN 37311 Professional Account Services, Inc. 7000 Commerce Way, Suite 100 Brentwood, TN 37027

37.	College Station Hospital, L.P.	DE	2967943	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	College Station Medical Center 1604 Rock Prairie Road College Station, TX 77840 Professional Account Services, Inc. 7000 Commerce Way, Suite 100 Brentwood, TN 37027

38.	College Station Medical Center, LLC	DE	2964215	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	N/A

39.	College Station Merger, LLC	DE	3000998	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	N/A

40.	Community GP Corp.	DE	2642128	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	N/A

41.	Community Health Investment Company, LLC	DE	2066922	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	N/A

42.	Community Health Systems, Inc.	DE	2631063	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	N/A

43.	Community LP Corp.	DE	2642129	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	N/A

44.	CP Hospital GP, LLC	DE	4072307	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	N/A

		Jurisdiction
		of	Organizational	Chief Executive
	Entity Name	Formation	ID’s	Office	Accounts Receivable
45.	CPLP, LLC	DE	4072308	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	N/A

46.	Crestwood Hospital LP, LLC	DE	2964362	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	N/A

47.	Crestwood Hospital, LLC	DE	3000931	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	N/A

48.	CSMC, LLC	DE	2964231	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	N/A

49.	CSRA Holdings, LLC	DE	4180039	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	N/A

50.	Deaconess Holdings, LLC	DE	2575694	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	N/A

51.	Deaconess Hospital Holdings, LLC	DE	3931158	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	N/A

52.	Desert Hospital Holdings, LLC	DE	4272332	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	N/A

53.	Detar Hospital, LLC	DE	2947802	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	N/A

54.	DHFW Holdings, LLC	DE	4562267	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	N/A

55.	DHSC, LLC	DE	3973263	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	Affinity Medical Center 875 Eighth Street, NE Massillon, OH 44648 Professional Account Services, Inc. 7000 Commerce Way, Suite 100 Brentwood, TN 37027

		Jurisdiction
		of	Organizational	Chief Executive
	Entity Name	Formation	ID’s	Office	Accounts Receivable
56.	Dukes Health System, LLC	DE	3575662	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	Dukes Memorial Hospital 275 West 12th Street Peru, IN 46970-1698 Professional Account Services, Inc. 7000 Commerce Way, Suite 100 Brentwood, TN 37027

57.	Fallbrook Hospital Corporation	DE	2921444	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	Fallbrook Hospital 624 East Elder Fallbrook, CA 92028 Professional Account Services, Inc. 7000 Commerce Way, Suite 100 Brentwood, TN 37027

58.	Gadsden Regional Medical Center, LLC	DE	4275573	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	Gadsden Regional Medical Center 1007 Goodyear Avenue Gadsden, AL 35903 Professional Account Services, Inc. 7000 Commerce Way, Suite 100 Brentwood, TN 37027

59.	GRMC Holdings, LLC	DE	4272335	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	5800 Tennyson Parkway Plano, Texas 75024

60.	Hallmark Healthcare Company, LLC	DE	924764	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	N/A

61.	Hobbs Medco, LLC	DE	3000933	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	N/A

62.	Hospital of Barstow, Inc.	DE	2318485	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	Barstow Community Hospital 555 South 7th Street Barstow, CA 92311 Professional Account Services, Inc. 7000 Commerce Way, Suite 100 Brentwood, TN 37027

		Jurisdiction
		of	Organizational	Chief Executive
	Entity Name	Formation	ID’s	Office	Accounts Receivable
63.	Kirksville Hospital Company, LLC	DE	4447853	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	N/A

64.	Lancaster Hospital Corporation	DE	2436981	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	Ponca City Medical Center 1900 North 14th Street Ponca City, OK 74601 Professional Account Services, Inc. 7000 Commerce Way, Suite 100 Brentwood, TN 37027

65.	Las Cruces Medical Center, LLC	DE	3306969	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	MountainView Regional Medical Center 4311 East Lohman Avenue Las Cruces, NM 88011 Professional Account Services, Inc. 7000 Commerce Way, Suite 100 Brentwood, TN 37027

66.	Lea Regional Hospital, LLC	DE	2964402	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	Lea Regional Medical Center 5419 N. Lovington Hwy Hobbs, NM 88240 Professional Account Services, Inc. 7000 Commerce Way, Suite 100 Brentwood, TN 37027

67.	Longview Merger, LLC	DE	3000918	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	N/A

68.	LRH, LLC	DE	2964430	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	N/A

69.	Lutheran Health Network of Indiana, LLC	DE	2964221	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	N/A

70.	Massillon Community Health System LLC	DE	35755701	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	N/A

		Jurisdiction
		of	Organizational	Chief Executive
	Entity Name	Formation	ID’s	Office	Accounts Receivable
71.	Massillon Health System LLC	DE	2662406	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	N/A

72.	Massillon Holdings, LLC	DE	4688840	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	N/A

73.	McKenzie Tennessee Hospital Company, LLC	DE	4455045	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	McKenzie Regional Hospital 161 Hospital Dr. McKenzie, TN 38201 Professional Account Services, Inc. 7000 Commerce Way, Suite 100 Brentwood, TN 37027

74.	Medical Center of Brownwood, LLC	DE	2964442	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	N/A

75.	Merger Legacy Holdings, LLC	DE	4754964	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	N/A

76.	MMC of Nevada, LLC	DE	3540578	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	Mesa View Regional Hospital 1299 Bertha Howe Avenue Mesquite, NV 89027 Professional Account Services, Inc. 7000 Commerce Way, Suite 100 Brentwood, TN 37027

77.	Moberly Hospital Company, LLC	DE	4447851	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	Moberly Regional Medical Center 1515 Union Avenue Moberly, MO 65270 Professional Account Services, Inc. 7000 Commerce Way, Suite 100 Brentwood, TN 37027

78.	MWMC Holdings, LLC	DE	4259348	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	N/A

		Jurisdiction
		of	Organizational	Chief Executive
	Entity Name	Formation	ID’s	Office	Accounts Receivable
79.	National Healthcare of Leesville, Inc.	DE	2101020	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	Byrd Regional Hospital 1020 Fertitta Blvd. Leesville, LA 71446 Professional Account Services, Inc. 7000 Commerce Way, Suite 100 Brentwood, TN 37027

80.	National Healthcare of Mt. Vernon, Inc.	DE	2063507	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	Crossroads Community Hospital #8 Doctor’s Park Road Mt. Vernon, IL 62864 Professional Account Services, Inc. 7000 Commerce Way, Suite 100 Brentwood, TN 37027

81.	National Healthcare of Newport, Inc.	DE	2062708	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	Harris Hospital 1205 McLain Newport, AR 72112 Professional Account Services, Inc. 7000 Commerce Way, Suite 100 Brentwood, TN 37027

82.	Navarro Hospital, L.P.	DE	2964396	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	Navarro Regional Hospital 3201 W. Highway 22 Corsicana, TX 75110 Professional Account Services, Inc. 7000 Commerce Way, Suite 100 Brentwood, TN 37027

83.	Navarro Regional, LLC	DE	2964393	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	N/A

84.	Northampton Hospital Company, LLC	DE	4442353	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	Easton Hospital 250 South 21st Street Easton, PA 18042-3892 Professional Account Services, Inc. 7000 Commerce Way, Suite 100 Brentwood, TN 37027

		Jurisdiction
		of	Organizational	Chief Executive
	Entity Name	Formation	ID’s	Office	Accounts Receivable
85.	Northwest Hospital, LLC	DE	2964436	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	Northwest Medical Center 6200 N. LaCholla Blvd. Tucson, AZ 85741 Professional Account Services, Inc. 7000 Commerce Way, Suite 100 Brentwood, TN 37027

86.	NOV Holdings, LLC	DE	4272333	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	N/A

87.	NRH, LLC	DE	2964428	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	N/A

88.	Oro Valley Hospital, LLC	DE	3575660	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	Oro Valley Hospital 1551 E. Tangerine Road Oro Valley, AZ 85755 Professional Account Services, Inc. 7000 Commerce Way, Suite 100 Brentwood, TN 37027

89.	Palmer-Wasilla Health System, LLC	DE	2964382	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	N/A

90.	Pennsylvania Hospital Company, LLC	DE	3657509	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	N/A

91.	Phoenixville Hospital Company, LLC	DE	3796044	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	Phoenixville Hospital 140 Nutt Road Phoenixville, PA 19460 Professional Account Services, Inc. 7000 Commerce Way, Suite 100 Brentwood, TN 37027

		Jurisdiction
		of	Organizational	Chief Executive
	Entity Name	Formation	ID’s	Office	Accounts Receivable
92.	Pottstown Hospital Company, LLC	DE	3657514	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	Pottstown Memorial Medical Center 1600 East High Street Pottstown, PA 19464 Professional Account Services, Inc. 7000 Commerce Way, Suite 100 Brentwood, TN 37027

93.	QHG Georgia Holdings II, LLC	DE	4754966	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	N/A

94.	QHG of Bluffton Company, LLC	DE	4474767	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	N/A

95.	QHG of Fort Wayne Company, LLC	DE	4474773	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	N/A

96.	QHG of Warsaw Company, LLC	DE	4474770	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	N/A

97.	Quorum Health Resources, LLC	DE	2908225	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	N/A

98.	Regional Hospital of Longview, LLC	DE	2964549	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	N/A

99.	Ruston Hospital Corporation	DE	4270743	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	N/A

100.	Ruston Louisiana Hospital Company, LLC	DE	4270657	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	Northern Louisiana Medical Center 401 East Vaughn Avenue Ruston, LA 71270 Professional Account Services, Inc. 7000 Commerce Way, Suite 100 Brentwood, TN 37027

		Jurisdiction
		of	Organizational	Chief Executive
	Entity Name	Formation	ID’s	Office	Accounts Receivable
101.	SACMC, LLC	DE	2964570	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	N/A

102.	San Angelo Community Medical Center, LLC	DE	2964587	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	N/A

103.	San Angelo Medical, LLC	DE	3001078	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	N/A

104.	Siloam Springs Arkansas Hospital Company, LLC	DE	4617628	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	Siloam Springs Memorial Hospital 205 E. Jefferson Street Siloam Springs, AR 72761 Professional Account Services, Inc. 7000 Commerce Way, Suite 100 Brentwood, TN 37027

105.	Siloam Springs Holdings, LLC	DE	4617627	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	N/A

106.	Southern Texas Medical Center, LLC	DE	3001009	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	N/A

107.	Spokane Valley Washington Hospital Company, LLC	DE	4447178	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	Valley Hospital and Medical Center 12606 East Mission Avenue Spokane Valley, WA 99216 Professional Account Services, Inc. 7000 Commerce Way, Suite 100 Brentwood, TN 37027

		Jurisdiction
		of	Organizational	Chief Executive
	Entity Name	Formation	ID’s	Office	Accounts Receivable
108.	Spokane Washington Hospital Company, LLC	DE	4436798	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	Deaconess Medical Center 800 W. 5th Avenue Spokane, WA 99204 Professional Account Services, Inc. 7000 Commerce Way, Suite 100 Brentwood, TN 37027

109.	Tennyson Holdings, LLC	DE	4075793	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	N/A

110.	Triad Healthcare Corporation	DE	3035153	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	N/A

111.	Triad Holdings III, LLC	DE	3037153	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	N/A

112.	Triad Holdings IV, LLC	DE	2984727	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	N/A

113.	Triad Holdings V, LLC	DE	2226797	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	N/A

114.	Triad Nevada Holdings, LLC	DE	4474764	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	N/A

115.	Triad of Alabama, LLC	DE	2964867	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	Flowers Hospital 4370 West Main Street Dothan, AL 36305 Professional Account Services, Inc. 7000 Commerce Way, Suite 100 Brentwood, TN 37027

116.	Triad of Oregon, LLC	DE	2969100	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	N/A

117.	Triad-ARMC, LLC	DE	3561894	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	N/A

		Jurisdiction
		of	Organizational	Chief Executive
	Entity Name	Formation	ID’s	Office	Accounts Receivable
118.	Triad-Denton Hospital GP, LLC	DE	3249751	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	N/A

119.	Triad-Denton Hospital, L.P.	DE	3249752	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	N/A

120.	Triad-Navarro Regional Hospital Subsidiary, LLC	DE	3036964	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	N/A

121.	VHC Medical, LLC	DE	3001003	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	N/A

122.	Vicksburg Healthcare, LLC	DE	2939229	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	River Region Health System 2100 Highway 61 North Vicksburg, MS 39183 Professional Account Services, Inc. 7000 Commerce Way, Suite 100 Brentwood, TN 37027

123.	Victoria Hospital, LLC	DE	2948658	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	N/A

124.	Victoria of Texas, L.P.	DE	2949026	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	DeTar Hospital North 101 Medical Drive Victoria, TX 77904 Professional Account Services, Inc. 7000 Commerce Way, Suite 100 Brentwood, TN 37027

125.	Warren Ohio Hospital Company, LLC	DE	4856127	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	Trumball Memorial Hospital 1350 E. Market St. Warren, OH 44483 Professional Account Services, Inc. 7000 Commerce Way, Suite 100 Brentwood, TN 37027

		Jurisdiction
		of	Organizational	Chief Executive
	Entity Name	Formation	ID’s	Office	Accounts Receivable
126.	Warren Ohio Rehab Hospital Company, LLC	DE	4856131	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	Hillside Rehabilitation Hospital 8747 Squires Lane Warren, OH 44484 Professional Account Services, Inc. 7000 Commerce Way, Suite 100 Brentwood, TN 37027

127.	Watsonville Hospital Corporation	DE	2872860	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	Watsonville Community Hospital 75 Nielson Street Watsonville, CA 95076 Professional Account Services, Inc. 7000 Commerce Way, Suite 100 Brentwood, TN 37027

128.	Webb Hospital Corporation	DE	3695172	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	N/A

129.	Webb Hospital Holdings, LLC	DE	3695131	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	N/A

130.	Wesley Health System, LLC	DE	2770969	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	Wesley Medical Center 5001 Hardy Street Hattiesburg, MS 39402 Professional Account Services, Inc. 7000 Commerce Way, Suite 100 Brentwood, TN 37027

131.	West Grove Hospital Company, LLC	DE	4442356	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	Jennersville Regional Hospital 1015 West Baltimore Pike West Grove, PA 19390 Professional Account Services, Inc. 7000 Commerce Way, Suite 100 Brentwood, TN 37027

		Jurisdiction
		of	Organizational	Chief Executive
	Entity Name	Formation	ID’s	Office	Accounts Receivable
132.	WHMC, LLC	DE	2964658	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	N/A

133.	Wilkes-Barre Behavioral Hospital Company., LLC	DE	4617621	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	562 Wyoming Avenue Kingston, PA 18704 Professional Account Services, Inc. 7000 Commerce Way, Suite 100 Brentwood, TN 37027

134.	Wilkes-Barre Holdings, LLC	DE	4617617	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	N/A

135.	Wilkes-Barre Hospital Company, LLC	DE	4617619	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	Wilkes-Barre General Hospital 575 North River Street Wilkes-Barre, PA 18764 Professional Account Services, Inc. 7000 Commerce Way, Suite 100 Brentwood, TN 37027

136.	Women & Children’s Hospital, LLC	DE	2964655	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	Women & Children’s Hospital 4200 Nelson Road Lake Charles, LA 70605 Professional Account Services, Inc. 7000 Commerce Way, Suite 100 Brentwood, TN 37027

137.	Woodland Heights Medical Center, LLC	DE	2964611	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	N/A

138.	Woodward Health System, LLC	DE	2964411	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	Woodward Regional Hospital 900 17th Street Woodward, OK 73801 Professional Account Services, Inc. 7000 Commerce Way, Suite 100 Brentwood, TN 37027

		Jurisdiction
		of	Organizational	Chief Executive
	Entity Name	Formation	ID’s	Office	Accounts Receivable
139.	Youngstown Ohio Hospital Company, LLC	DE	4848328	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	Northside Medical Center 500 Gypsy Lane Youngstown, OH 44504 Professional Account Services, Inc. 7000 Commerce Way, Suite 100 Brentwood, TN 37027

140.	QHG Georgia Holdings, Inc.	GA	K815327	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	N/A

141.	QHG Georgia, LP	GA	K815977	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	N/A

142.	Anna Hospital Corporation	IL	61552979	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	Union County Hospital 517 North Main Anna, IL 62906 Professional Account Services, Inc. 7000 Commerce Way, Suite 100 Brentwood, TN 37027

143.	Galesburg Hospital Corporation	IL	63372153	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	Galesburg Cottage Hospital 695 N. Kellogg St. Galesburg, IL 61401 Professional Account Services, Inc. 7000 Commerce Way, Suite 100 Brentwood, TN 37027

144.	Granite City Hospital Corporation	IL	61746633	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	N/A

145.	Granite City Illinois Hospital Company, LLC	IL	585904	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	Gateway Regional Medical Center 2100 Madison Avenue Granite City, IL 62040 Professional Account Services, Inc. 7000 Commerce Way, Suite 100 Brentwood, TN 37027

		Jurisdiction
		of	Organizational	Chief Executive
	Entity Name	Formation	ID’s	Office	Accounts Receivable
146.	Marion Hospital Corporation	IL	58955876	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	Heartland Regional Medical Center 3333 West DeYoung Marion, IL 62959 Professional Account Services, Inc. 7000 Commerce Way, Suite 100 Brentwood, TN 37027

147.	Red Bud Hospital Corporation	IL	61627014	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	N/A

148.	Red Bud Illinois Hospital Company, LLC	IL	556424	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	Red Bud Regional Hospital 325 Spring Street Red Bud, IL 62278 Professional Account Services, Inc. 7000 Commerce Way, Suite 100 Brentwood, TN 37027

149.	Waukegan Hospital Corporation	IL	64625918	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	N/A

150.	Waukegan Illinois Hospital Company, LLC	IL	1715232	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	Vista Medical Center (includes East and West) 1324 N. Sheridan Road Waukegan, IL 60085 Professional Account Services, Inc. 7000 Commerce Way, Suite 100 Brentwood, TN 37027

151.	Frankfort Health Partner, Inc.	IN	1997030055	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	N/A

152.	QHG of Clinton County, Inc.	IN	1997020547	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	N/A

		Jurisdiction
		of	Organizational	Chief Executive
	Entity Name	Formation	ID’s	Office	Accounts Receivable
153.	Hospital of Fulton, Inc.	KY	299733	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	Parkway Regional Hospital 2000 Holiday Lane (P.O. Box 866) Fulton, KY 42041 Professional Account Services, Inc. 7000 Commerce Way, Suite 100 Brentwood, TN 37027

154.	Hospital of Louisa, Inc.	KY	314079	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	Three Rivers Medical Center 2483 Highway 644 (P.O. Box 769) Louisa, KY 41230 Professional Account Services, Inc. 7000 Commerce Way, Suite 100 Brentwood, TN 37027

155.	Jackson Hospital Corporation	KY	402625	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	Kentucky River Medical Center 540 Jetts Drive Jackson, KY 41339 Professional Account Services, Inc. 7000 Commerce Way, Suite 100 Brentwood, TN 37027

156.	QHG of Forrest County, Inc.	MS	644555	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	N/A

157.	QHG of Hattiesburg, Inc.	MS	644553	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	N/A

158.	River Region Medical Corporation	MS	631781	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	N/A

		Jurisdiction
		of	Organizational	Chief Executive
	Entity Name	Formation	ID’s	Office	Accounts Receivable
159.	Williamston Hospital Corporation	NC	466901	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	Martin General Hospital 310 S. McCaskey Road Williamston, NC 27892 Professional Account Services, Inc. 7000 Commerce Way, Suite 100 Brentwood, TN 37027

160.	Salem Hospital Corporation	NJ	100863665	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	The Memorial Hospital of Salem County 310 Woodstown Road Salem, NJ 08079 Professional Account Services, Inc. 7000 Commerce Way, Suite 100 Brentwood, TN 37027

161.	Deming Hospital Corporation	NM	1773365	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	Mimbres Memorial Hospital 900 W. Ash Street Deming, NM 88030 Professional Account Services, Inc. 7000 Commerce Way, Suite 100 Brentwood, TN 37027

162.	Roswell Hospital Corporation	NM	1913540	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	Eastern New Mexico Medical Center 405 West Country Club Road Roswell, NM 88201 Professional Account Services, Inc. 7000 Commerce Way, Suite 100 Brentwood, TN 37027

163.	San Miguel Hospital Corporation	NM	2027670	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	Alta Vista Regional Hospital 104 Legion Drive Las Vegas, NM 87701 Professional Account Services, Inc. 7000 Commerce Way, Suite 100 Brentwood, TN 37027

		Jurisdiction
		of	Organizational	Chief Executive
	Entity Name	Formation	ID’s	Office	Accounts Receivable
164.	NC-DSH, LLC	NV	C11431-1993	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	N/A

165.	QHG of Barberton, Inc.	OH	949250	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	N/A

166.	QHG of Massillon, Inc.	OH	949249	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	N/A

167.	Kay County Hospital Corporation	OK	1912092200	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	N/A

168.	Kay County Oklahoma Hospital Company, LLC	OK	3512092198	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	Ponca City Medical Center 1900 North 14th Street Ponca City, OK 74601 Professional Account Services, Inc. 7000 Commerce Way, Suite 100 Brentwood, TN 37027

169.	SouthCrest, L.L.C.	OK	3500580138	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	N/A

170.	Triad-South Tulsa Hospital Company, Inc.	OK	1900579084	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	N/A

171.	Clinton Hospital Corporation	PA	3049114	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	Lock Haven Hospital 24 Cree Drive Lock Haven, PA 17745-2699 Professional Account Services, Inc. 7000 Commerce Way, Suite 100 Brentwood, TN 37027

		Jurisdiction
		of	Organizational	Chief Executive
	Entity Name	Formation	ID’s	Office	Accounts Receivable
172.	Coatesville Hospital Corporation	PA	2987105	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	Brandywine Hospital 201 Reeceville Rd. Coatesville, PA 19320 Professional Account Services, Inc. 7000 Commerce Way, Suite 100 Brentwood, TN 37027

173.	QHG of South Carolina, Inc.	SC	Do not issue	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	Carolinas Hospital System 805 Pamplico Hwy Florence, SC 29505 Marion Regional Hospital 2829 East Hwy 76 Mullins, SC 29574 Professional Account Services, Inc. 7000 Commerce Way, Suite 100 Brentwood, TN 37027

174.	QHG of Spartanburg, Inc.	SC	Do not issue	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	N/A

175.	Brownsville Hospital Corporation	TN	435829	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	Haywood Park Community Hospital 2545 N. Washington Ave. Brownsville, TN 38012 Professional Account Services, Inc. 7000 Commerce Way, Suite 100 Brentwood, TN 37027

176.	Cleveland Hospital Corporation	TN	289046	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	N/A

		Jurisdiction
		of	Organizational	Chief Executive
	Entity Name	Formation	ID’s	Office	Accounts Receivable
177.	Dyersburg Hospital Corporation	TN	435828	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	Dyersburg Regional Medical Center 400 Tickle Street Dyersburg, TN 38024 Professional Account Services, Inc. 7000 Commerce Way, Suite 100 Brentwood, TN 37027

178.	Hospital of Morristown, Inc.	TN	264618	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	Lakeway Regional Hospital 726 McFarland Street Morristown, TN 37814 Professional Account Services, Inc. 7000 Commerce Way, Suite 100 Brentwood, TN 37027

179.	Jackson Hospital Corporation	TN	435834	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	N/A

180.	Lakeway Hospital Corporation	TN	278113	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	N/A

181.	Lexington Hospital Corporation	TN	435830	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	Henderson County Community Hospital 200 West Church St. Lexington, TN 38351 Professional Account Services, Inc. 7000 Commerce Way, Suite 100 Brentwood, TN 37027

182.	Martin Hospital Corporation	TN	435833	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	Volunteer Community Hospital 161 Mt. Pelia Road Martin, TN 38237 Professional Account Services, Inc. 7000 Commerce Way, Suite 100 Brentwood, TN 37027

		Jurisdiction
		of	Organizational	Chief Executive
	Entity Name	Formation	ID’s	Office	Accounts Receivable
183.	McNairy Hospital Corporation	TN	435832	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	McNairy Regional Hospital 705 Poplar Ave. Selmer, TN 38375 Professional Account Services, Inc. 7000 Commerce Way, Suite 100 Brentwood, TN 37027

184.	Shelbyville Hospital Corporation	TN	494640	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	Heritage Medical Center 2835 Hwy 23IN Shelbyville, TN 37160 Professional Account Services, Inc. 7000 Commerce Way, Suite 100 Brentwood, TN 37027

185.	Big Bend Hospital Corporation	TX	145339600	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	Big Bend Regional Medical Center 2600 Highway 118 North Alpine, TX 79830 Professional Account Services, Inc. 7000 Commerce Way, Suite 100 Brentwood, TN 37027

186.	Big Spring Hospital Corporation	TX	133735500	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	Scenic Mountain Medical Center 1601 West Eleventh Place Big Spring, TX 79720 Professional Account Services, Inc. 7000 Commerce Way, Suite 100 Brentwood, TN 37027

187.	Granbury Hospital Corporation	TX	142527600	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	Lake Granbury Medical Center 1310 Paluxy Road Granbury, TX 76048 Professional Account Services, Inc. 7000 Commerce Way, Suite 100 Brentwood, TN 37027

		Jurisdiction
		of	Organizational	Chief Executive
	Entity Name	Formation	ID’s	Office	Accounts Receivable
188.	Jourdanton Hospital Corporation	TX	800001865	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	South Texas Regional Medical Center 1905 Highway 97 E Jourdanton, TX 78026 Professional Account Services, Inc. 7000 Commerce Way, Suite 100 Brentwood, TN 37027

189.	Weatherford Hospital Corporation	TX	800718212	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	N/A

190.	Weatherford Texas Hospital Company, LLC	TX	800718224	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	Weatherford Regional Medical Center 713 E. Anderson Street Weatherford, TX 76086 Professional Account Services, Inc. 7000 Commerce Way, Suite 100 Brentwood, TN 37027

191.	Tooele Hospital Corporation	UT	1424668-0142	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	Mountain West Medical Center 2055 N. Main Tooele, UT 84074-2794 Professional Account Services, Inc. 7000 Commerce Way, Suite 100 Brentwood, TN 37027

192.	Emporia Hospital Corporation	VA	0514489-4	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	Southern Virginia Regional Medical Center 727 North Main Street Emporia, VA 23847 Professional Account Services, Inc. 7000 Commerce Way, Suite 100 Brentwood, TN 37027

Jurisdiction
		of	Organizational	Chief Executive
	Entity Name	Formation	ID’s	Office	Accounts Receivable
193.	Franklin Hospital Corporation	VA	0529059-8	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	Southampton Memorial Hospital 100 Fairview Drive Franklin, VA 23851 Professional Account Services, Inc. 7000 Commerce Way, Suite 100 Brentwood, TN 37027

194.	Russell County Medical Center, Inc.	VA	0379489-8	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	N/A

195.	Virginia Hospital Company, LLC	VA	S097163-2	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	N/A

196.	Oak Hill Hospital Corporation	WV	46241	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	Plateau Medical Center 430 Main Street Oak Hill, WV 25901 Professional Account Services, Inc. 7000 Commerce Way, Suite 100 Brentwood, TN 37027

197.	Evanston Hospital Corporation	WY	1999-000349020	Community Health Systems 4000 Meridian Blvd. Franklin, TN 37067	Evanston Regional Hospital 190 Arrowhead Drive Evanston, WY 82930 Professional Account Services, Inc. 7000 Commerce Way, Suite 100 Brentwood, TN 37027

Schedule II to the Guarantee and
Collateral Agreement
SUBSIDIARY GUARANTORS
1.	Abilene Hospital, LLC

2.	Abilene Merger, LLC

3.	Anna Hospital Corporation

4.	Arizona DH, LLC

5.	Berwick Hospital Company, LLC

6.	BH Trans Company, LLC

7.	Big Bend Hospital Corporation

8.	Big Spring Hospital Corporation

9.	Birmingham Holdings, LLC

10.	Birmingham Holdings II, LLC

11.	Bluefield Holdings, LLC

12.	Bluefield Hospital Company, LLC

13.	Bluffton Health System LLC

14.	Brownsville Hospital Corporation

15.	Brownwood Hospital, L.P.

16.	Brownwood Medical Center, LLC

17.	Carlsbad Medical Center, LLC

18.	Centre Hospital Corporation

19.	CHHS Holdings, LLC

20.	CHS Kentucky Holdings, LLC

21.	CHS Pennsylvania Holdings, LLC

22.	CHS Virginia Holdings, LLC

23.	CHS Washington Holdings, LLC

24.	Claremore Regional Hospital, LLC

25.	Clarksville Holdings, LLC

26.	Cleveland Hospital Corporation

27.	Cleveland Regional Medical Center, L.P.

28.	Cleveland Tennessee Hospital Company, LLC

29.	Clinton Hospital Corporation

30.	Coatesville Hospital Corporation

31.	College Station Hospital, L.P.

32.	College Station Medical Center, LLC

33.	College Station Merger, LLC

34.	Community GP Corp.

35.	Community Health Investment Company, LLC

36.	Community LP Corp.

37.	CP Hospital GP, LLC

38.	CPLP, LLC

39.	Crestwood Hospital, LP, LLC

40.	Crestwood Hospital, LLC

41.	CSMC, LLC

42.	CSRA Holdings, LLC

43.	Deaconess Holdings, LLC

44.	Deaconess Hospital Holdings, LLC

45.	Deming Hospital Corporation

46.	Desert Hospital Holdings, LLC

47.	Detar Hospital, LLC

48.	DHSC, LLC

49.	DHFW Holdings, LLC

50.	Dukes Health System, LLC

51.	Dyersburg Hospital Corporation

52.	Emporia Hospital Corporation

53.	Evanston Hospital Corporation

54.	Fallbrook Hospital Corporation

55.	Foley Hospital Corporation

56.	Forrest City Arkansas Hospital Company, LLC

57.	Forrest City Clinic Company, LLC

58.	Forrest City Hospital Corporation

59.	Fort Payne Hospital Corporation

60.	Frankfort Health Partner, Inc.

61.	Franklin Hospital Corporation

62.	Gadsden Regional Medical Center, LLC

63.	Galesburg Hospital Corporation

64.	Granbury Hospital Corporation

65.	Granite City Hospital Corporation

66.	Granite City Illinois Hospital Company, LLC

67.	Greenville Hospital Corporation

68.	GRMC Holdings, LLC

69.	Hallmark Healthcare Company, LLC

70.	Hobbs Medco, LLC

71.	Hospital of Barstow, Inc.

72.	Hospital of Fulton, Inc.

73.	Hospital of Louisa, Inc.

74.	Hospital of Morristown, Inc.

75.	Jackson Hospital Corporation (KY)

76.	Jackson Hospital Corporation (TN)

77.	Jourdanton Hospital Corporation

78.	Kay County Hospital Corporation

79.	Kay County Oklahoma Hospital Company, LLC

80.	Kirksville Hospital Company, LLC

81.	Lakeway Hospital Corporation

82.	Lancaster Hospital Corporation

83.	Las Cruces Medical Center, LLC

84.	Lea Regional Hospital, LLC

85.	Lexington Hospital Corporation

86.	Longview Merger, LLC

87.	LRH, LLC

88.	Lutheran Health Network of Indiana, LLC

89.	Marion Hospital Corporation

90.	Martin Hospital Corporation

91.	Massillon Community Health System LLC

92.	Massillon Health System LLC

93.	Massillon Holdings, LLC

94.	McKenzie Tennessee Hospital Company, LLC

95.	McNairy Hospital Corporation

96.	MCSA, L.L.C.

97.	Medical Center of Brownwood, LLC

98.	Merger Legacy Holdings, LLC

99.	MMC of Nevada, LLC

100.	Moberly Hospital Company, LLC

101.	MWMC Holdings, LLC

102.	National Healthcare of Leesville, Inc.

103.	National Healthcare of Mt. Vernon, Inc.

104.	National Healthcare of Newport, Inc.

105.	Navarro Hospital, L.P.

106.	Navarro Regional, LLC

107.	NC-DSH, LLC

108.	Northampton Hospital Company, LLC

109.	Northwest Hospital, LLC

110.	NOV Holdings, LLC

111.	NRH, LLC

112.	Oak Hill Hospital Corporation

113.	Oro Valley Hospital, LLC

114.	Palmer-Wasilla Health System, LLC

115.	Payson Hospital Corporation

116.	Pennsylvania Hospital Company, LLC

117.	Phillips Hospital Corporation

118.	Phoenixville Hospital Company, LLC

119.	Pottstown Hospital Company, LLC

120.	QHG Georgia Holdings, Inc.

121.	QHG Georgia Holdings II, LLC

122.	QHG Georgia, LP

123.	QHG of Barberton, Inc.

124.	QHG of Bluffton Company, LLC

125.	QHG of Clinton County, Inc.

126.	QHG of Enterprise, Inc.

127.	QHG of Forrest County, Inc.

128.	QHG of Fort Wayne Company, LLC

129.	QHG of Hattiesburg, Inc.

130.	QHG of Massillon, Inc.

131.	QHG of South Carolina, Inc.

132.	QHG of Spartanburg, Inc.

133.	QHG of Springdale, Inc.

134.	QHG of Warsaw Company, LLC

135.	Quorum Health Resources, LLC

136.	Red Bud Hospital Corporation

137.	Red Bud Illinois Hospital Company, LLC

138.	Regional Hospital of Longview, LLC

139.	River Region Medical Corporation

140.	Roswell Hospital Corporation

141.	Russell County Medical Center, Inc.

142.	Ruston Hospital Corporation

143.	Ruston Louisiana Hospital Company, LLC

144.	SACMC, LLC

145.	Salem Hospital Corporation

146.	San Angelo Community Medical Center, LLC

147.	San Angelo Medical, LLC

148.	San Miguel Hospital Corporation

149.	Shelbyville Hospital Corporation

150.	Siloam Springs Arkansas Hospital Company, LLC

151.	Siloam Springs Holdings, LLC

152.	SouthCrest, L.L.C.

153.	Southern Texas Medical Center, LLC

154.	Spokane Valley Washington Hospital Company, LLC

155.	Spokane Washington Hospital Company, LLC

156.	Tennyson Holdings, LLC

157.	Tooele Hospital Corporation

158.	Triad Healthcare Corporation

159.	Triad Holdings III, LLC

160.	Triad Holdings IV, LLC

161.	Triad Holdings V, LLC

162.	Triad Nevada Holdings, LLC

163.	Triad of Alabama, LLC

164.	Triad of Oregon, LLC

165.	Triad-ARMC, LLC

166.	Triad-Denton Hospital GP, LLC

167.	Triad-Denton Hospital, L.P.

168.	Triad-El Dorado, Inc.

169.	Triad-Navarro Regional Hospital Subsidiary, LLC

170.	Triad-South Tulsa Hospital Company, Inc.

171.	VHC Medical, LLC

172.	Vicksburg Healthcare, LLC

173.	Victoria Hospital, LLC

174.	Victoria of Texas, L.P.

175.	Virginia Hospital Company, LLC

176.	Warren Ohio Hospital Company, LLC

177.	Warren Ohio Rehab Hospital Company, LLC

178.	Watsonville Hospital Corporation

179.	Waukegan Hospital Corporation

180.	Waukegan Illinois Hospital Company, LLC

181.	Weatherford Hospital Corporation

182.	Weatherford Texas Hospital Company, LLC

183.	Webb Hospital Corporation

184.	Webb Hospital Holdings, LLC

185.	Wesley Health System, LLC

186.	West Grove Hospital Company, LLC

187.	WHMC, LLC

188.	Wilkes-Barre Behavioral Hospital Company, LLC

189.	Wilkes-Barre Holdings, LLC

190.	Wilkes-Barre Hospital Company, LLC

191.	Williamston Hospital Corporation

192.	Women & Children’s Hospital, LLC

193.	Woodland Heights Medical Center, LLC

194.	Woodward Health System, LLC

195.	Youngstown Ohio Hospital Company, LLC

Schedule III to the Guarantee and
Collateral Agreement
EQUITY INTERESTS
PLEDGED EQUITY SECURITIES
GUARANTORS

				Number and		% of
				Class of Equity	Certificate	Equity
	Issuer	State	Owner	Interest	Number	Interest
1.	Centre Hospital Corporation	AL	Community Health Investment Company, LLC	1,000 Common	2	100%
2.	Foley Hospital Corporation	AL	Community Health Investment Company, LLC	1,000 Common	2	100%
3.	Fort Payne Hospital Corporation	AL	Community Health Investment Company, LLC	1,000 Common	2	100%
4.	Greenville Hospital Corporation	AL	Community Health Investment Company, LLC	1,000 Common	3	100%
5.	QHG of Enterprise, Inc.	AL	Triad Holdings V, LLC	1,000 Common	2	100%
6.	Forrest City Arkansas Hospital Company, LLC	AR	Forrest City Hospital Corporation	100% Limited Liability Company Interest	2	100%
7.	Forrest City Clinic Company, LLC	AR	Forrest City Hospital Corporation	100% Limited Liability Company Interest	1	100%
8.	Forrest City Hospital Corporation	AR	Community Health Investment Company, LLC	1,000 Common	2	100%
9.	MCSA, L.L.C.	AR	Triad — El Dorado, Inc.	100 Units	1	100%
10.	Phillips Hospital Corporation	AR	Community Health Investment Company, LLC	1,000 Common	2	100%
11.	QHG of Springdale, Inc.	AR	Triad Holdings V, LLC	1,000 Common	2	100%
12.	Triad-El Dorado, Inc.	AR	Triad Holdings III, LLC	1,000 Common	4	100%
13.	Payson Hospital Corporation	AZ	Community Health Investment Company, LLC	1,000 Common	2	100%
14.	Abilene Hospital, LLC	DE	Abilene Merger, LLC	100% Limited Liability Company Interest		100%

				Number and		% of
				Class of Equity	Certificate	Equity
	Issuer	State	Owner	Interest	Number	Interest
15.	Abilene Merger, LLC	DE	Triad Holdings V, LLC	100% Limited Liability Company Interest		100%
16.	Arizona DH, LLC	DE	Triad Holdings III, LLC	100% Limited Liability Company Interest		100%
17.	Berwick Hospital Company, LLC	DE	Community Health Investment Company, LLC	100 Units	1	100%
18.	BH Trans Company, LLC	DE	Coatesville Hospital Corporation	100 Units	1	100%
19.	Birmingham Holdings II, LLC	DE	Tennyson Holdings, LLC	100 Common	1	100%
20.	Birmingham Holdings, LLC	DE	Tennyson Holdings, LLC	100% Limited Liability Company Interest	2	100%
21.	Bluefield Holdings, LLC	DE	Community Health Investment Company, LLC	100 Common	1	100%
22.	Bluefield Hospital Company, LLC	DE	Bluefield Holdings, LLC	100 Common	1	100%
23.	Bluffton Health System, LLC	DE	Frankfort Health Partner, Inc.	1% Limited Liability Company Interest		1%
			QHG of Bluffton Company, LLC	99% Limited Liability Company Interest		99%
24.	Brownwood Hospital, L.P.	DE	Brownwood Medical Center, LLC	1% General Partner Interest		1%
			Medical Center of Brownwood, LLC	99% Limited Partner Interest		99%
25.	Brownwood Medical Center, LLC	DE	Southern Texas Medical Center, LLC	100% Limited Liability Company Interest		100%
26.	Carlsbad Medical Center, LLC	DE	Triad Holdings V, LLC	100% Limited Liability Company Interest	2	100%

				Number and		% of
				Class of Equity	Certificate	Equity
	Issuer	State	Owner	Interest	Number	Interest
27.	CHHS Holdings, LLC	DE	CHS Pennsylvania Holdings, LLC	1% Limited Liability Company Interest	4	1%
			Hallmark Healthcare Company, LLC (successor to Hallmark Healthcare Corporation)	1% Limited Liability Company Interest	2	1%
			Pennsylvania Hospital Company, LLC	98% Limited Liability Company Interest	3	98%
28.	CHS Kentucky Holdings, LLC	DE	Community Health Investment Company, LLC	100 Common	1	100%
29.	CHS Pennsylvania Holdings, LLC	DE	Pennsylvania Company, LLC	100 Common	1	100%
30.	CHS Virginia Holdings, LLC	DE	Virginia Hospital Company, LLC	100 Common	1	100%
31.	CHS Washington Holdings, LLC	DE	Community Health Investment Company, LLC	100 Common	1	100%
32.	CHS/Community Health Systems, Inc.	DE	Community Health Systems, Inc.	1,000 Common	2	100%
33.	Claremore Regional Hospital, LLC	DE	Triad Holdings IV, LLC	100% Limited Liability Company Interest	N/A	100%
34.	Clarksville Holdings, LLC	DE	River Region Medical Corporation	100% Limited Liability Company Interest	N/A	100%
35.	Cleveland Regional Medical Center, L.P.	DE	Community GP Corp.	0.5% General Partner Interest	N/A	0.5%
			Community LP Corp.	99.5% Limited Partner Interest	N/A	99.5%
36.	Cleveland Tennessee Hospital Company, LLC	DE	Cleveland Hospital Corporation	100 Common	1	100%
37.	College Station Hospital, L.P.	DE	College Station Medical Center, LLC	1% General Partner Interest	N/A	1%
			CSMC, LLC	99% Limited Partner Interest	N/A	99%

				Number and		% of
				Class of Equity	Certificate	Equity
	Issuer	State	Owner	Interest	Number	Interest
38.	College Station Medical Center, LLC	DE	College Station Merger, LLC	100% Limited Liability Company Interest	N/A	100%
39.	College Station Merger, LLC	DE	Tennyson Holdings, LLC	100% Limited Liability Company Interest	N/A	100%
40.	Community GP Corp.	DE	Community Health Investment Company, LLC	1,000 Common	3	100%
41.	Community Health Investment Company, LLC	DE	CHS/Community Health Systems, Inc.	100 Units	1	100%
42.	Community LP Corp.	DE	Community Health Investment Company, LLC	1,000 Common	3	100%
43.	CP Hospital GP, LLC	DE	Tennyson Holdings, LLC	100% Limited Liability Company Interest	N/A	100%
44.	CPLP, LLC	DE	Tennyson Holdings, LLC	100% Limited Liability Company Interest	N/A	100%
45.	Crestwood Hospital LP, LLC	DE	Crestwood Hospital, LLC	100% Limited Liability Company Interest	N/A	100%
46.	Crestwood Hospital, LLC	DE	Triad Holdings III, LLC	100% Limited Liability Company Interest	N/A	100%
47.	CSMC, LLC	DE	College Station Merger, LLC	100% Limited Liability Company Interest	N/A	100%
48.	CSRA Holdings, LLC	DE	QHG Georgia Holdings, Inc.	100% Limited Liability Company Interest	N/A	100%
49.	Deaconess Holdings, LLC	DE	Triad Holdings IV, LLC	100% Limited Liability Company Interest	N/A	100%

				Number and		% of
				Class of Equity	Certificate	Equity
	Issuer	State	Owner	Interest	Number	Interest
50.	Deaconess Hospital Holdings, LLC	DE	Deaconess Holdings, LLC	80% Limited Liability Company Interest	N/A	80%
51.	Desert Hospital Holdings, LLC	DE	Triad Holdings V, LLC	100% Limited Liability Company Interest	2	100%
52.	Detar Hospital, LLC	DE	VHC Medical, LLC	100% Limited Liability Company Interest	N/A	100%
53.	DHFW Holdings, LLC	DE	Frankfort Health Partner, Inc.	1 Common	2	1%
			QHG of Fort Wayne Company, LLC	99 Common	1	99%
54.	DHSC, LLC	DE	Massillon Community Health System LLC	100% Limited Liability Company Interest	N/A	100%
55.	Dukes Health System, LLC	DE	QHG of Clinton County, Inc.	100% Limited Liability Company Interest	N/A	100%
56.	Fallbrook Hospital Corporation	DE	Community Health Investment Company, LLC	1,000 Common	2	100%
57.	Gadsden Regional Medical Center, LLC	DE	GRMC Holdings, LLC	100% Limited Liability Company Interest	N/A	100%
58.	GRMC Holdings, LLC	DE	Tennyson Holdings, LLC	100% Limited Liability Company Interest	2	100%
59.	Hallmark Healthcare Company, LLC	DE	CHS/Community Health Systems, Inc.	100% Limited Liability Company Interest	1	100%
60.	Hobbs Medco, LLC	DE	Triad Holdings V, LLC	100% Limited Liability Company Interest	2	100%
61.	Hospital of Barstow, Inc.	DE	Community Health Investment Company, LLC	1,000 Common	3	100%

				Number and		% of
				Class of Equity	Certificate	Equity
	Issuer	State	Owner	Interest	Number	Interest
62.	Kirksville Hospital Company, LLC	DE	Community Health Investment Company, LLC	100 Units	1	100%
63.	Lancaster Hospital Corporation	DE	Community Health Investment Company, LLC	1,000 Common	4	100%
64.	Las Cruces Medical Center, LLC	DE	Triad Holdings V, LLC	100% Limited Liability Company Interest	2	100%
65.	Lea Regional Hospital, LLC	DE	Hobbs Medco, LLC	100% Limited Liability Company Interest	N/A	100%
66.	Longview Merger, LLC	DE	Tennyson Holdings, LLC	100% Limited Liability Company Interest	N/A	100%
67.	LRH, LLC	DE	Longview Merger, LLC	100% Limited Liability Company Interest	N/A	100%
68.	Lutheran Health Network of Indiana, LLC	DE	Tennyson Holdings, LLC	100% Limited Liability Company Interest	2	100%
69.	Massillon Community Health System LLC	DE	Massillon Holdings, LLC	1 Units	2	1%
			Massillon Health System LLC	99 Units	1	99%
70.	Massillon Health System LLC	DE	QHG of Massillon, Inc.	100% Limited Liability Company Interest	N/A	100%
71.	Massillon Holdings, LLC	DE	QHG of Massillon, Inc.	100 Units	1	100%
72.	McKenzie Tennessee Hospital Company, LLC	DE	Community Health Investment Company, LLC	100 Units	1	100%
73.	Medical Center of Brownwood, LLC	DE	Southern Texas Medical Center, LLC	100% Limited Liability Company Interest	N/A	100%
74.	Merger Legacy Holdings, LLC	DE	Triad Healthcare Corporation	100 Units	2	100%

				Number and		% of
				Class of Equity	Certificate	Equity
	Issuer	State	Owner	Interest	Number	Interest
75.	MMC of Nevada, LLC	DE	Tennyson Holdings, LLC	100% Limited Liability Company Interest	N/A	100%
76.	Moberly Hospital Company, LLC	DE	Community Health Investment Company, LLC	100 Units	1	100%
77.	MWMC Holdings, LLC	DE	Triad of Oregon, LLC	990 Units	1	99%
			Triad Holdings V, LLC	10 Units	2	1%
78.	National Healthcare of Leesville, Inc.	DE	Hallmark Healthcare Company, LLC	1,000 Common	5	100%
79.	National Healthcare of Mt. Vernon, Inc.	DE	Hallmark Healthcare Company, LLC (successor to Hallmark Holdings Corp.)	1,000 Common	3	100%
80.	National Healthcare of Newport, Inc.	DE	Hallmark Healthcare Company, LLC	1,000 Common	4	100%
81.	Navarro Hospital, L.P.	DE	Navarro Regional, LLC	1% General Partner Interest	N/A	1%
			NRH, LLC	99% Limited Partner Interest	N/A	99%
82.	Navarro Regional, LLC	DE	Triad-Navarro Regional Hospital Subsidiary, LLC	100% Limited Liability Company Interest	N/A	100%
83.	Northampton Hospital Company, LLC	DE	Merger Legacy Holdings, LLC	100 Units	2	100%
84.	Northwest Hospital, LLC	DE	NOV Holdings, LLC	100% Limited Liability Company Interest	N/A	100%
85.	NOV Holdings, LLC	DE	Desert Hospital Holdings, LLC	100% Limited Liability Company Interest	N/A	100%
86.	NRH, LLC	DE	Triad-Navarro Regional Hospital Subsidiary, LLC	100% Limited Liability Company Interest	N/A	100%
87.	Oro Valley Hospital, LLC	DE	NOV Holdings, LLC	100% Limited Liability Company Interest	N/A	100%

				Number and		% of
				Class of Equity	Certificate	Equity
	Issuer	State	Owner	Interest	Number	Interest
88.	Palmer-Wasilla Health System, LLC	DE	Triad Holdings IV, LLC	100% Limited Liability Company Interest	N/A	100%
89.	Pennsylvania Hospital Company, LLC	DE	CHS/Community Health Systems, Inc.	100% Limited Liability Company Interest	1	100%
90.	Phoenixville Hospital Company, LLC	DE	CHS Pennsylvania Holdings, LLC	1% Limited Liability Company Interest	4	1%
			Hallmark Healthcare Company, LLC (successor to Hallmark Healthcare Corp.)	1% Limited Liability Company Interest	2	1%
			Pennsylvania Hospital Company, LLC	98% Limited Liability Company Interest	3	98%
91.	Pottstown Hospital Company, LLC	DE	CHS Pennsylvania Holdings, LLC	1% Limited Liability Company Interest	4	1%
			Hallmark Healthcare Company, LLC (successor to Hallmark Healthcare Corp.)	1% Limited Liability Company Interest	2	1%
			Pennsylvania Hospital Company, LLC	98% Limited Liability Company Interest	3	98%
92.	QHG Georgia Holdings II, LLC	DE	QHG Georgia Holdings, Inc.	100 Units	1	100%
93.	QHG of Bluffton Company, LLC	DE	Tennyson Holdings, LLC	100 Units	1	100%
94.	QHG of Fort Wayne Company, LLC	DE	Tennyson Holdings, LLC	100 Units	1	100%
95.	QHG of Warsaw Company, LLC	DE	Tennyson Holdings, LLC	100 Units	1	100%
96.	Quorum Health Resources, LLC	DE	Triad Healthcare Corporation	100% Limited Liability Company Interest	N/A	100%

				Number and		% of
				Class of Equity	Certificate	Equity
	Issuer	State	Owner	Interest	Number	Interest
97.	Regional Hospital of Longview, LLC	DE	Longview Merger, LLC	100% Limited Liability Company Interest	N/A	100%
98.	Ruston Hospital Corporation	DE	Community Health Investment Company, LLC	1,000 Common	1	100%
99.	Ruston Louisiana Hospital Company, LLC	DE	Ruston Hospital Corporation	100% Limited Liability Company Interest	2	100%
100.	SACMC, LLC	DE	San Angelo Medical, LLC	100% Limited Liability Company Interest	N/A	100%
101.	San Angelo Community Medical Center, LLC	DE	San Angelo Medical, LLC	100% Limited Liability Company Interest	N/A	100%
102.	San Angelo Medical, LLC	DE	Triad Holdings V, LLC	100% Limited Liability Company Interest	2	100%
103.	Siloam Springs Arkansas Hospital Company, LLC	DE	Siloam Springs Holdings, LLC	100 Units	1	100%
104.	Siloam Springs Holdings, LLC	DE	Community Health Investment Company, LLC	100 Units	1	100%
105.	Southern Texas Medical Center, LLC	DE	Tennyson Holdings, LLC	100% Limited Liability Company Interest	N/A	100%
106.	Spokane Valley Washington Hospital Company, LLC	DE	CHS Washington Holdings, LLC	100 Units	1	100%
107.	Spokane Washington Hospital Company, LLC	DE	CHS Washington Holdings, LLC	100 Units	1	100%
108.	Tennyson Holdings, LLC	DE	Triad Healthcare Corporation	100 Units	1	100%
109.	Triad Healthcare Corporation	DE	CHS/Community Health Systems, Inc.	1,000 Common	4	100%
110.	Triad Holdings III, LLC	DE	Triad Holdings IV, LLC	100% Limited Liability Company Interest	N/A	100%

				Number and		% of
				Class of Equity	Certificate	Equity
	Issuer	State	Owner	Interest	Number	Interest
111.	Triad Holdings IV, LLC	DE	Tennyson Holdings, LLC	100% Limited Liability Company Interest	N/A	100%
112.	Triad Holdings V, LLC	DE	Tennyson Holdings, LLC	100% Limited Liability Company Interest	N/A	100%
113.	Triad Nevada Holdings, LLC	DE	NC-DSH, LLC	100 Units	1	100%
114.	Triad of Alabama, LLC	DE	Tennyson Holdings, LLC	100% Limited Liability Company Interest	2	100%
115.	Triad of Oregon, LLC	DE	Tennyson Holdings, LLC	100% Limited Liability Company Interest	N/A	100%
116.	Triad-ARMC, LLC	DE	Abilene Merger, LLC	100% Limited Liability Company Interest	N/A	100%
117.	Triad-Denton Hospital GP, LLC	DE	Triad Holdings III, LLC	100% Limited Liability Company Interest	N/A	100%
118.	Triad-Denton Hospital, L.P.	DE	Triad-Denton Hospital GP, LLC	1% General Partner Interest	N/A	1%
			Arizona DH, LLC	99% Limited Partner Interest	N/A	99%
119.	Triad-Navarro Regional Hospital Subsidiary, LLC	DE	Tennyson Holdings, LLC	100% Limited Liability Company Interest	N/A	100%
120.	VHC Medical, LLC	DE	Triad Holdings III, LLC	100% Limited Liability Company Interest	N/A	100%
121.	Vicksburg Healthcare, LLC	DE	River Regional Medical Corporation	100% Limited Liability Company Interest	N/A	100%
122.	Victoria Hospital, LLC	DE	VHC Medical, LLC	100% Limited Liability Company Interest	N/A	100%
123.	Victoria of Texas, L.P.	DE	Detar Hospital, LLC	1% General Partner Interest	N/A	1%
			Victoria Hospital, LLC	99% Limited Partner Interest	N/A	1%

				Number and		% of
				Class of Equity	Certificate	Equity
	Issuer	State	Owner	Interest	Number	Interest
124.	Warren Ohio Hospital Company, LLC	DE	Community Health Investment Company, LLC	100 Units	1	100%
125.	Warren Ohio Rehab Hospital Company, LLC	DE	Community Health Investment Company, LLC	100 Units	1	100%
126.	Watsonville Hospital Corporation	DE	Community Health Investment Company, LLC	1,000 Common	2	100%
127.	Webb Hospital Corporation	DE	Community Health Investment Company, LLC (successor to CHS Holdings Corp.)	1,000 Common	1	100%
128.	Webb Hospital Holdings, LLC	DE	Webb Hospital Corporation	100% Limited Liability Company Interest	1	100%
129.	Wesley Health System, LLC	DE	QHG of Forrest County, Inc.	5% Limited Liability Company Interest	N/A	5%
			QHG of Hattiesburg, Inc.	95% Limited Liability Company Interest	N/A	95%
130.	West Grove Hospital Company, LLC	DE	Community Health Investment Company, LLC	100 Units	1	100%
131.	WHMC, LLC	DE	Triad Holdings V, LLC	100% Limited Liability Company Interest	2	100%
132.	Wilkes-Barre Behavioral Hospital Company, LLC	DE	Wilkes-Barre Holdings, LLC	100 Units	1	100%
133.	Wilkes-Barre Holdings, LLC	DE	Community Health Investment Company, LLC	100 Units	1	10%
134.	Wilkes-Barre Hospital Company, LLC	DE	Wilkes-Barre Holdings, LLC	100 Units	1	100%
135.	Women & Children’s Hospital, LLC	DE	Triad Holdings IV, LLC	100% Limited Liability Company Interest	N/A	100%

				Number and		% of
				Class of Equity	Certificate	Equity
	Issuer	State	Owner	Interest	Number	Interest
136.	Woodland Heights Medical Center, LLC	DE	Triad Holdings V, LLC	100% Limited Liability Company Interest	2	100%
137.	Woodward Health System, LLC	DE	Triad Holdings IV, LLC	100% Limited Liability Company Interest	N/A	100%
138.	Youngstown Ohio Hospital Company, LLC	DE	Community Health Investment Company, LLC	100 Units	1	100%
139.	QHG Georgia Holdings, Inc.	GA	Triad Holdings V, LLC	1,000 Common	2	100%
140.	QHG Georgia, LP	GA	QHG Georgia Holdings II, LLC	1% General Partner Interest	N/A	1%
			NC-DSH, LLC	99% Limited Partner Interest	N/A	99%
141.	Anna Hospital Corporation	IL	Community Health Investment Company, LLC	1,000 Common	2	100%
142.	Galesburg Hospital Corporation	IL	Community Health Investment Company, LLC	1,000 Common	2	100%
143.	Granite City Hospital Corporation	IL	Community Health Investment Company, LLC	1,000 Common	2	100%
144.	Granite City Illinois Hospital Company, LLC	IL	Granite City Hospital Corporation	100% Limited Liability Company Interest	1	100%
145.	Marion Hospital Corporation	IL	Community Health Investment Company, LLC (successor to CHS Holdings Corp.)	1,000 Common	1	100%
146.	Red Bud Hospital Corporation	IL	Community Health Investment Company, LLC	1,000 Common	2	100%
147.	Red Bud Illinois Hospital Company, LLC	IL	Red Bud Hospital Corporation	100% Limited Liability Company Interest	1	100%
148.	Waukegan Hospital Corporation	IL	Community Health Investment Company, LLC	1,000 Common	2	100%

				Number and		% of
				Class of Equity	Certificate	Equity
	Issuer	State	Owner	Interest	Number	Interest
149.	Waukegan Illinois Hospital Company, LLC	IL	Waukegan Hospital Corporation	100% Limited Liability Company Interest	2	100%
150.	Frankfort Health Partner, Inc.	IN	Tennyson Holdings, LLC	1,000 Common	3	100%
151.	QHG of Clinton County, Inc.	IN	Tennyson Holdings, LLC	1,000 Common	3	100%
152.	Hospital of Fulton, Inc.	KY	CHS Kentucky Holdings, LLC	1,000 Common	5	100%
153.	Hospital of Louisa, Inc.	KY	CHS Kentucky Holdings, LLC	1,000 Common	5	100%
154.	Jackson Hospital Corporation	KY	CHS Kentucky Holdings, LLC	1,000 Common	3	100%
155.	QHG of Forrest County, Inc.	MS	Triad Holdings V, LLC	1,000 Common	2	100%
156.	QHG of Hattiesburg, Inc.	MS	Triad Holdings V, LLC	1,000 Common	2	100%
157.	River Region Medical Corporation	MS	Triad Holdings V, LLC	5,949,472 Common	2	100%
158.	Williamston Hospital Corporation	NC	Community Health Investment Company, LLC	1,000 Common	2	100%
159.	Salem Hospital Corporation	NJ	Community Health Investment Company, LLC	1,000 Common	2	100%
160.	Deming Hospital Corporation	NM	Community Health Investment Company, LLC	1,000 Common	3	100%
161.	Roswell Hospital Corporation	NM	Community Health Investment Company, LLC	1,000 Common	2	100%
162.	San Miguel Hospital Corporation	NM	Community Health Investment Company, LLC	1,000 Common	2	100%
163.	NC-DSH, LLC	NV	QHG Georgia Holdings, Inc.	100 Units	3	100%
164.	QHG of Barberton, Inc.	OH	Triad Holdings V, LLC	1,000 Common	2	100%
165.	QHG of Massillon, Inc.	OH	Triad Holdings V, LLC	1,000 Common	2	100%
166.	Kay County Hospital Corporation	OK	Community Health Investment Company, LLC	1,000 Common	2	100%
167.	Kay County Oklahoma Hospital Company, LLC	OK	Kay County Hospital Corporation	100% Limited Liability Company Interest	2	100%

				Number and		% of
				Class of Equity	Certificate	Equity
	Issuer	State	Owner	Interest	Number	Interest
168.	SouthCrest, L.L.C.	OK	Triad-South Tulsa Hospital Company, Inc.	100% Limited Liability Company Interest	N/A	100%
169.	Triad-South Tulsa Hospital Company, Inc.	OK	Triad Holdings III, LLC	1,000 Common	5	100%
170.	Clinton Hospital Corporation	PA	Community Health Investment Company, LLC	1,000 Common	2	100%
171.	Coatesville Hospital Corporation	PA	Community Health Investment Company, LLC	1,000 Common	2	100%
172.	QHG of South Carolina, Inc.	SC	Triad Holdings V, LLC	1,000 Common	2	100%
173.	QHG of Spartanburg, Inc.	SC	Triad Holdings V, LLC	1,000 Common	2	100%
174.	Brownsville Hospital Corporation	TN	Community Health Investment Company, LLC	1,000 Common	2	100%
175.	Cleveland Hospital Corporation	TN	Hallmark Healthcare Company, LLC	1,981,000 Common	48	100%
176.	Dyersburg Hospital Corporation	TN	Community Health Investment Company, LLC	1,000 Common	2	100%
177.	Hospital of Morristown, Inc.	TN	Lakeway Hospital Corporation	1,000 Common	5	100%
178.	Jackson Hospital Corporation	TN	Community Health Investment Company, LLC	1,000 Common	3	100%
179.	Lakeway Hospital Corporation	TN	Community Health Investment Company, LLC	1 Share	52	100%
180.	Lexington Hospital Corporation	TN	Community Health Investment Company, LLC	1,000 Common	2	100%
181.	Martin Hospital Corporation	TN	Community Health Investment Company, LLC	1,000 Common	2	100%
182.	McNairy Hospital Corporation	TN	Community Health Investment Company, LLC	1,000 Common	2	100%
183.	Shelbyville Hospital Corporation	TN	Community Health Investment Company, LLC	1,000 Common	2	100%
184.	Big Bend Hospital Corporation	TX	Community Health Investment Company, LLC	1,000 Common	2	100%

				Number and		% of
				Class of Equity	Certificate	Equity
	Issuer	State	Owner	Interest	Number	Interest
185.	Big Spring Hospital Corporation	TX	Community Health Investment Company, LLC	1,000 Common	3	100%
186.	Granbury Hospital Corporation	TX	Community Health Investment Company, LLC	1,000 Common	3	100%
187.	Jourdanton Hospital Corporation	TX	Community Health Investment Company, LLC	1,000 Common	2	100%
188.	Weatherford Hospital Corporation	TX	Community Health Investment Company, LLC	1,000 Common	3	100%
189.	Weatherford Texas Hospital Company, LLC	TX	Weatherford Hospital Corporation	100% Limited Liability Company Interest	2	100%
190.	Tooele Hospital Corporation	UT	Community Health Investment Company, LLC	1,000 Common	2	100%
191.	Emporia Hospital Corporation	VA	Community Health Investment Company, LLC	1,000 Common	2	100%
192.	Franklin Hospital Corporation	VA	Community Health Investment Company, LLC	1,000 Common	2	100%
193.	Russell County Medical Center, Inc.	VA	Community Health Investment Company, LLC	1,000 Common	4	100%
194.	Virginia Hospital Company, LLC	VA	CHS/Community Health Systems, Inc.	100% Limited Liability Company Interest	1	100%
195.	Oak Hill Hospital Corporation	WV	Community Health Investment Company, LLC	1,000 Common	2	100%
196.	Evanston Hospital Corporation	WY	Community Health Investment Company, LLC	1,000 Common	1	100%

PLEDGED PERMITTED SYNDICATION SUBSIDIARIES

				Number and		% of
				Class of Equity	Certificate	Equity
	Issuer	State	Owner	Interest	Number	Interest
1.	Mat-Su Valley Medical Center, LLC	AK	Palmer-Wasilla Health System, LLC	19340.25 Units	2	74.386%
2.	Affinity Health System, LLC	DE	Birmingham Holdings II, LLC	78 Units	2	1%
			Birmingham Holdings , LLC	7,683 Units	1	98.5%
3.	ARMC, L.P.	DE	Triad-ARMC, LLC	41 General Partner Units	1	1.02%
			Abilene Hospital, LLC	3,497.8 Limited Partner Units	2	86.56%
4.	Augusta Health System, LLC	DE	CSRA Holdings, LLC	1,638 Units	147	65.52%
5.	Bullhead City Hospital Investment Corporation	DE	Community Health Investment Company, LLC	5,000 Common	16	98.89%
6.	Blue Ridge Georgia Hospital Company, LLC	DE	Community Health Investment Company, LLC	1,152 Units	1	98.21%
7.	Cedar Park Health System, L.P.	DE	CP Hospital GP, LLC	1% General Partner Interest	N/A	1%
			CPLP, LLC	79% Limited Partner Interest	N/A	79%
8.	Clarksville Health System, G.P.	DE	Clarksville Holdings, LLC	80% General Partner Interest	N/A	80%
9.	Chestnut Hill Health System, LLC	DE	CHHS Holdings, LLC	85% Limited Liability Company Interest	N/A	85%
10.	Crestwood Healthcare, L.P.	DE	Crestwood Hospital, LLC	1,544 General Partner Units	N/A	25.66%
			Crestwood Hospital LP, LLC	3,638 Limited Partner Units	N/A	60.45%
11.	Deaconess Health System, LLC	DE	Oklahoma City ASC-GP, LLC	1,282 Units	53	7.63%
			Deaconess Hospital Holdings, LLC	14,943 Units	1	88.92%
12.	DuPont Hospital, LLC	DE	DHFW Holdings, LLC	72.03% Limited Liability Company Interest	N/A	72.03%
13.	Greenbrier VMC, LLC	DE	Triad Holdings III, LLC	5,024 Units	1	96.01%
14.	Longview Medical Center, L.P.	DE	Regional Hospital of Longview, LLC	26 General Partner Units	N/A	1.00%
			LRH, LLC	1,893 Limited Partner Units	N/A	72.98%

				Number and		% of
				Class of Equity	Certificate	Equity
	Issuer	State	Owner	Interest	Number	Interest
15.	Lutheran Health Network Investors, LLC	DE	QHG of Fort Wayne Company, LLC	969 Units	3 and 147	2.44%
			DHFW Holdings, LLC	2,299 Units	2 and 148	5.80%
			Lutheran Health Network of Indiana, LLC	30,918 Units	1 and 195	77.98%
16.	Lutheran Musculoskeletal Center, LLC	DE	Lutheran Health Network of Indiana, LLC	3,345 Units	18	60%
17.	Mary Black Health System, LLC	DE	QHG of Spartanburg, Inc.	24,796.36	N/A	97.53%
18.	McKenzie-Willamette Regional Medical Center Associates, LLC	DE	MWMC Holdings, LLC	90.51% Limited Liability Company Interest	N/A	90.51%
19.	Northwest Arkansas Hospitals, LLC	DE	QHG of Springdale, Inc.	11,196.3 Units	1,4 and 5	99.32%
20.	Northwest Indiana Health Systems, LLC	DE	Lutheran Health Network of Indiana, LLC	8,335.9 Units	1	90.86%
21.	Piney Woods Healthcare System, L.P.	DE	Woodland Heights Medical Center, LLC	56.47 General Partner Units	N/A	1%
			WHMC, LLC	5,086.13 Limited Partner Units	N/A	90.36%
22.	San Angelo Hospital, L.P.	DE	San Angelo Community Medical Center, LLC	42 General Partner Units	1	0.94%
			SACMC, LLC	4,158 Limited Partner Units	2	95.65%
23.	Sunbury Hospital Corporation	DE	Community Health Investment Company, LLC	600 Common	28	73.26%
24.	Warsaw Health System, LLC, LLC	DE	Frankfort Health Partner, Inc.	105 Units	2	0.99%
			QHG of Warsaw Company, LLC	10,383 Units	1	98.05%
25.	Lake Wales Hospital Investment Corporation	FL	Community Health Investment Company, LLC	1,932 Common	28	93.15%
26.	North Okaloosa Medical Corp.	FL	Community Health Investment Company, LLC	3,421,000 Common	72	95.27%
27.	Kirksville Missouri Hospital Company, LLC	MO	Kirksvillle Hospital Company, LLC	5,400 Units	33	82.49%

				Number and		% of
				Class of Equity	Certificate	Equity
	Issuer	State	Owner	Interest	Number	Interest
28.	Jackson, Tennessee Hospital Company, LLC	TN	Jackson Hospital Corporation	2,542 Units	1	97.1%
29.	Laredo Texas Hospital Company, L.P.	TX	Webb Hospital Corporation	4 General Partner Units	1	0.16%
			Webb Hospital Holdings, LLC	23,768 Limited Partner Units	48	94.659%
30.	Petersburg Hospital Company, LLC	VA	CHS Virginia Holdings, LLC	78 Units	6	0.99%
			Community Health Investment Company, LLC	78 Units	7	0.99%
			Virginia Hospital Company, LLC	7,644 Units	5	97.31%

PLEDGED DEBT SECURITIES

Term Note
Jackson, Tennessee Hospital company, LLC	March 1, 2010	$38,130,000
		$15,000,000
Northwest Arkansas Hospitals, LLC	June 1, 2009	$24,510,014
Lutheran Health Network Investors, LLC	October 1, 2008	$499,200,000
Crestwood healthcare, LP	May 1, 2008	$40,000,000
Petersburg Hospital Company, LLC	November 1, 2009	$110,309,370
Blue Ridge Georgia Hospital Company, LLC	February 1, 2010	$17,049,174
Greenbrier VMC, LLC	December 2009	$75,014,936
Cedar Park Health System, LP	March 1, 2010	$22,500,000

Revolving Line of Credit
Northwest Arkansas Hospitals, LLC	June 1, 2009	$10,000,000
Petersburg Hospital Company, LLC	November 1, 2009	$10,000,000
San Angelo Hospital, LP	April 1, 2009	$10,000,000
Crestwood Healthcare, LP	October 1, 2007	$38,000,000
Crestwood Healthcare, LP	October 1, 2007	$38,000,000
Blue Ridge Georgia Hospital Company, LLC	February 1, 2010	$10,000,000
Greenbrier VMC, LLC	December 1, 2009	$10,000,000

Capital Contribution Promissory Note
Clarksville Holdings, LLC	February 1, 2006	$125,000,000

Loan Agreement
Crestwood Healthcare, LP	May 1, 2008	$40,000,000
Cedar Park Health System, LP	March 1, 2010	$22,500,000

Security Agreement
Crestwood Healthcare, LP	May 1, 2008	$40,000,000
Cedar Park Health System, LP	March 1, 2010	$22,500,000

Revolving Credit and Cash Management Agreement
Crestwood Healthcare, LP	October 1, 2007	$38,000,000

Assignment and Assumption of Loan Agreement
Triad Corporate Services, LP	February 1, 2006	$25,000,000

Amended and Restated Loan Agreement
Clarksville Health System, GP	February 1, 2006	$25,000,000

Amended and Restated Security Agreement
Clarksville Health System, GP	September 30, 2009	$27,200,000

Amended and Restated Promissory Note
Clarksville Health System, GP	September 30, 2009	$27,200,000

Promissory Note
Fannin Regional Hospital, Inc.	July 25, 2007	$200,000,000
Weatherford Texas Hospital Company, LLC	July 25, 2007	$200,000,000
Hospital of Fulton, Inc.	July 25, 2007	$200,000,000
Hospital of Barstow, Inc.	July 25, 2007	$200,000,000
Hospital of Morristown, Inc.	July 25, 2007	$200,000,000
Hospital of Louisa, Inc.	July 25, 2007	$200,000,000
Moberly Hospital Company, LLC	July 25, 2007	$200,000,000
Greenville Hospital Corporation	July 25, 2007	$200,000,000
National Healthcare of Leesville, Inc.	July 25, 2007	$200,000,000
Anna Hospital Corporation	July 25, 2007	$200,000,000
Ruston Hospital Corporation	July 25, 2007	$200,000,000
National Healthcare of Cleveland, Inc.	July 25, 2007	$200,000,000
National Healthcare of Newport, Inc.	July 25, 2007	$200,000,000
National Healthcare of Mt. Vernon, Inc.	July 25, 2007	$200,000,000
NHCI of Hillsboro, Inc.	July 25, 2007	$200,000,000
Big Spring Hospital Corporation	July 25, 2007	$200,000,000
Porter Hospital Corporation	July 25, 2007	$200,000,000
Lancaster Hospital Corporation	July 25, 2007	$200,000,000
Jackson Hospital Corporation	July 25, 2007	$200,000,000
Crestview Hospital Corporation	July 25, 2007	$200,000,000
Deming Hospital Corporation	July 25, 2007	$200,000,000
Marion Hospital Corporation	July 25, 2007	$200,000,000
Chesterfield/Marlboro, LP (Chesterfield)	July 25, 2007	$200,000,000
Chesterfield/Marlboro, LP (Marlboro)	July 25, 2007	$200,000,000
Cleveland Regional Medical Center	July 25, 2007	$200,000,000
Granbury Hospital Corporation	July 25, 2007	$200,000,000
Payson Hospital Corporation	July 25, 2007	$200,000,000
Roswell Hospital Corporation	July 25, 2007	$200,000,000
Watsonville Hospital Corporation	July 25, 2007	$200,000,000
Fallbrook Hospital Corporation	July 25, 2007	$200,000,000
Williamson Hospital Corporation	July 25, 2007	$200,000,000
Berwick Hospital Company, LLC	July 25, 2007	$200,000,000
Emporia Hospital Corporation	July 25, 2007	$200,000,000
Big Bend Corporation	July 25, 2007	$200,000,000
Evanston Hospital Corporation	July 25, 2007	$200,000,000
San Miguel Hospital Corporation	July 25, 2007	$200,000,000
Franklin Hospital Corporation	July 25, 2007	$200,000,000
Bullhead City Hospital	July 25, 2007	$200,000,000
Foley Hospital Corporation	July 25, 2007	$200,000,000
Tooele Hospital Corporation	July 25, 2007	$200,000,000
Kirksville Missouri Hospital Company	July 25, 2007	$200,000,000
Coatesville Hospital Corporation	July 25, 2007	$200,000,000

Red Bud Hospital Corporation	July 25, 2007	$200,000,000
Northampton Hospital Company	July 25, 2007	$200,000,000
West Grove Hospital Company	July 25, 2007	$200,000,000
Jourdanton Hospital Corporation	July 25, 2007	$200,000,000
Granite City Hospital Corporation	July 25, 2007	$200,000,000
Salem Hospital Corporation	July 25, 2007	$200,000,000
Clinton Hospital Corporation	July 25, 2007	$200,000,000
Oak Hill Hospital Corporation	July 25, 2007	$200,000,000
Phillips Hospital Corporation	July 25, 2007	$200,000,000
Lake Wales Hospital Corporation	July 25, 2007	$200,000,000
Jackson Hospital Corporation	July 25, 2007	$200,000,000
Dyersburg Hospital corporation	July 25, 2007	$200,000,000
Lexington Hospital Corporation	July 25, 2007	$200,000,000
McKenzie Tennessee Hospital company	July 25, 2007	$200,000,000
McNairy Hospital Corporation	July 25, 2007	$200,000,000
Martin Hospital Corporation	July 25, 2007	$200,000,000
Brownsville Hospital Corporation	July 25, 2007	$200,000,000
Waukegan Hospital Corporation	July 25, 2007	$200,000,000
Pottstown Hospital Company, LLC	July 25, 2007	$200,000,000
Petersburg Hospital Company, LLC	July 25, 2007	$200,000,000
Webb Hospital Corporation	July 25, 2007	$200,000,000
Galesburg Hospital Corporation	July 25, 2007	$200,000,000
Phoenixville Hospital Company	July 25, 2007	$200,000,000
Chestnut Hospital Company, LLC	July 25, 2007	$200,000,000
Shelbyville Hospital Corporation	July 25, 2007	$200,000,000
Sunbury Hospital Company, LLC	July 25, 2007	$200,000,000
Kay County Hospital Corporation	July 25, 2007	$200,000,000
Forrest City Hospital Corporation	July 25, 2007	$200,000,000
Centre Hospital Corporation	July 25, 2007	$200,000,000
Fort Payne Hospital Corporation	July 25, 2007	$200,000,000

Triad Healthcare Corporation (Note B)	July 25, 2007	$1,500,000,000
Triad Healthcare Corporation (Note B)	July 25, 2007	$3,000

Schedule IV to the Guarantee and
Collateral Agreement
DEBT INSTRUMENTS; ADVANCES
See Schedule III Pledged Debt Securities.

Schedule V to the Guarantee and
Collateral Agreement
MORTGAGE FILINGS

Hospital Name/Address (County)	Corporate Owner
DeKalb Regional Medical Center 200 Medical Center Drive P.O. Box 680778 Fort Payne, AL 35968 (Dekalb)	Fort Payne Hospital Corporation (AL)
Flowers Hospital 4370 West Main Street Dothan, AL 36305 (Houston)	Triad of Alabama, LLC (DE)
Gadsden Regional Medical Center 1007 Goodyear Avenue Gadsden, AL 35903 (Etowah)	Gadsden Regional Medical Center, LLC (DE)
Medical Center Enterprise 400 North Edwards St. Enterprise, AL 36330 (Coffee)	QHG of Enterprise, Inc. (AL)
Northwest Hospital 6200 N. LaCholla Blvd. Tucson, AZ 85755 (Pima)	Northwest Hospital, LLC (DE)
Northwest Hospital Oro Valley 1551 E. Tangerine Rd. Oro Valley, AZ 85755 (Pima)	Oro Valley Hospital, LLC (DE)
Watsonville Community Hospital 75 Nielson Street Watsonville, CA 95076 (Santa Cruz)	Watsonville Hospital Corporation (DE)
Galesburg Cottage Hospital 695 N. Kellogg St. Galesburg, IL 61401 (Knox)	Galesburg Hospital Corporation (IL)
Gateway Regional Medical Center 2100 Madison Avenue Granite City, IL 62040 (Madison)	Granite City Illinois Hospital Company, LLC (IL)
Heartland Regional Medical Center 3333 West DeYoung Marion, IL 62959 (Williamson)	Marion Hospital Corporation (IL)
Vista Medical Center (includes East and West) 1324 N. Sheridan Road Waukegan, IL 60085 (Lake)	Waukegan Illinois Hospital Company, LLC (IL)

Hospital Name/Address (County)	Corporate Owner
Bluffton Regional Medical Center 303 South Main Street Bluffton, IN 46714 (Wells)	Bluffton Health System, LLC (DE)
Dukes Memorial Hospital 275 W. 12th Street Peru, IN 46970 (Miami)	Dukes Health System, LLC (DE)
Women and Children’s Hospital 4200 Nelson Road Lake Charles, LA 70605 (Calcasieu)	Women and Children’s Hospital, LLC (DE)
River Region Health System 2100 Highway 61 North/1111 N. Frontage Road Vicksburg, MS 39183 (Warren)	Vicksburg Healthcare, LLC (DE)
Wesley Medical Center 5001 Hardy Street Hattiesburg, MS 39402 (Lamar)	Wesley Health System, Inc. (DE)
Moberly Regional Medical Center 1515 Union Avenue Moberly, MO 65270 (Randolph)	Moberly Hospital Company, LLC (DE)
Mesa View Regional Hospital 1299 Bertha Howe Avenue Mesquite, NV 89027 (Clark)	MMC of Nevada, LLC (DE)
The Memorial Hospital of Salem County 310 Woodstown Road Salem, NJ 08079 (Salem)	Salem Hospital Corporation (NJ)
Alta Vista Regional Hospital 104 Legion Drive Las Vegas, NM 87701 (San Miguel)	San Miguel Hospital Corporation (NM)
Carlsbad Medical Center 2430 West Pierce Carlsbad, NM 88220 (Eddy)	Carlsbad Medical Center, LLC (DE)
Eastern New Mexico Medical Center 405 West Country Club Road Roswell, NM 88201 (Chaves)	Roswell Hospital Corporation (NM)
Lea Regional Medical Center 5419 N. Lovington Highway Hobbs, NM 88240 (Lea)	Lea Regional Hospital, LLC (DE)

Hospital Name/Address (County)	Corporate Owner
MountainView Regional Medical Center 4311 East Lohman Avenue Las Cruces, NM 88011 (Dona Ana)	Las Cruces Medical Center, LLC (DE)
Affinity Medical Center[1] 875 Eighth Street NE Massillon, OH 44646 (Stark)	DHSC, LLC (DE)
Hillside Rehabilitation Hospital[2] 8747 Squires Lane NE Warren, OH 44484 (Trumbull)	Warren Ohio Rehab Hospital Company, LLC (DE)
Northside Medical Center[3] 500 Gypsy Lane Youngstown, OH 44501 (Trumbull and Mahoning)	Youngstown Ohio Hospital Company, LLC (DE)
Trumbull Memorial Hospital[4] 1350 East Market Street Warren, OH 44482 (Trumbull)	Warren Ohio Hospital Company, LLC (DE)
Claremore Regional Hospital 1202 N. Muskogee Place Claremore, OK 74017 (Rogers)	Claremore Regional Hospital, LLC (DE)
Ponca City Medical Center 1900 North 14th Street Ponca City, OK 74601 (Kay)	Kay County Oklahoma Hospital Company, LLC (OK)
SouthCrest Hospital 8801 South 101st East Ave. Tulsa, OK 74133 (Tulsa)	SouthCrest, L.L.C. (DE)
Berwick Hospital Center 701 East 16th Street Berwick, PA 18603 (Columbia)	Berwick Hospital Company, LLC (DE)
Brandywine Hospital 201 Reeceville Rd. Coatesville, PA 19320 (Chester)	Coatesville Hospital Corporation (PA)

[1]	This facility is in the process of being mortgaged. It should be mortgaged by December 31, 2010.

[2]	This facility is in the process of being mortgaged. It should be mortgaged by December 31, 2010.

[3]	This facility is in the process of being mortgaged. It should be mortgaged by December 31, 2010.

[4]	This facility is in the process of being mortgaged. It should be mortgaged by December 31, 2010.

Hospital Name/Address (County)	Corporate Owner
Easton Hospital 250 South 21st Street Easton, PA 18042-3892 (Northampton)	Northampton Hospital Company, LLC (DE)
Jennersville Regional Hospital 1015 West Baltimore Pike West Grove, PA 19390 (Chester)	West Grove Hospital Company, LLC (DE)
Lock Haven Hospital 24 Cree Drive Lock Haven, PA 17745-2699 (Washington)	Clinton Hospital Corporation (PA)
Phoenixville Hospital 140 Nutt Road Phoenixville, PA 19460 (Chester)	Phoenixville Hospital Company, LLC (DE)
Pottstown Memorial Medical Center 1600 East High Street Pottstown, PA 19464 (Montgomery)	Pottstown Hospital Company, LLC (DE)
Wilkes-Barre General Hospital 575 North River Street Wilkes-Barre, PA 18764 (Luzerne and Wyoming)	Wilkes-Barre Hospital Company, LLC (DE) Wilkes-Barre Behavioral Hospital Company, LLC (DE)
Carolinas Hospital System 805 Pamplico Highway Florence, SC 29505 (Florence)	QHG of South Carolina, Inc. (SC)
Marion Regional Hospital 2829 East Highway 76 Mullins, SC 29574 (Marion and Horry)	QHG of South Carolina, Inc. (SC)
Springs Memorial Hospital 800 W. Meeting Street Lancaster, SC 29720 (Lancaster)	Lancaster Hospital Corporation (DE)
Dyersburg Regional Medical Center 400 Tickle Street Dyersburg, TN 38024 (Dyer)	Dyersburg Hospital Corporation (TN)
Lakeway Regional Hospital 726 McFarland Street Morristown, TN 37814 (Hamblen)	Hospital of Morristown, Inc. (TN)
SkyRidge Medical Center (includes Cleveland) 2305 Chambliss Avenue Cleveland, TN 37320 (Bradley)	National Healthcare of Cleveland, Inc. (TN)

Hospital Name/Address (County)	Corporate Owner
Volunteer Community Hospital 161 Mt. Pelia Road Martin, TN 38237 (Weakley)	Martin Hospital Corporation (TN)
College Station Medical Center 1604 Rock Prairie College Station, TX 77845 (Brazos)	College Station Hospital, L.P. (DE)
DeTar Hospital Navarro 506 E. San Antonio Street Victoria, TX 77901 (Victoria)	Victoria of Texas, L.P. (DE)
DeTar Hospital North 101 Medical Drive Victoria, TX 77904 (Victoria)	Victoria of Texas, L.P. (DE)
Scenic Mountain Medical Center 1601 West Eleventh Place Big Spring, TX 79720 (Howard)	Big Spring Hospital Corporation (TX)
South Texas Regional Medical Center 1905 Highway 97 E Jourdanton, TX 78026 (Atascosa)	Jourdanton Hospital Corporation (TX)
Mountain West Medical Center 2055 N. Main Tooele, UT 84074-2794 (Tooele)	Tooele Hospital Corporation (UT)
Southern Virginia Regional Medical Center 727 North Main Street Emporia, VA 23847 (Greensville)	Emporia Hospital Corporation (VA)
Southampton Memorial Hospital 100 Fairview Drive Franklin, VA 23851 (Southampton)	Franklin Hospital Corporation (VA)
Deaconess Medical Center 800 West Fifth Avenue Spokane, WA 99204 (Spokane)	Spokane Washington Hospital Company, LLC (DE)
Valley Hospital and Medical Center 12606 East Mission Spokane Valley, WA 99216 (Spokane)	Spokane Valley Washington Hospital Company (DE)
Bluefield Regional Medical Center 500 Cherry Street Bluefield, WV 24701 (Mercer)	Bluefield Hospital Company, LLC (DE)

Hospital Name/Address (County)	Corporate Owner
Northwest Medical Center of Benton County [5] 3000 Medical Center Pkwy. Bentonville, AR 72712 (Benton)	QHG of Springdale, Inc. (AR)
Regional Hospital of Jackson[6] 367 Hospital Blvd. Jackson, TN 38305 (Madison)	Jackson, Tennessee Hospital Company, LLC (TN)
Greenbrier Valley Medical Center[7] 202 Maplewood Avenue Ronceverte, WV 24970 (Greenbrier)	Greenbrier VMC, LLC (DE)

[5]	This mortgage is in the process of being released. It should be released by December 31, 2010.

[6]	This mortgage is in the process of being released. It should be released by December 31, 2010.

[7]	This mortgage is in the process of being released. It should be released by December 31, 2010.

Schedule VI to the Guarantee and
Collateral Agreement
U.S. COPYRIGHTS OWNED BY GRANTORS
U.S. Copyright Registrations

Title	Grantor	Reg. No.	Author
Failure Mode and Effects Analysis: Neuraxial Anesthesia and Anticoagulation	CHS Washington Holdings, LLC	TXu001152745 12/8/2003	Empire Health Services
Quality Profile: Trended Data from 1992 through September 1996	CHS Washington Holdings, LLC	TXu000779488 1/7/1997	Empire Health Services (author Norwood, Cynthia Ellen and Stark, Sharilyn Su as a work for hire)
Arthritis: Education and Exercise	Northwest Hospital, LLC	TX0002267273	Northwest Physical Therapy and Occupational Therapy
Northwest Osteoporosis Center Osteoporosis Prevention and Treatment Guidelines	Northwest Hospital, LLC	TX0004915182	n/a
Med-Info Health Care Protocols and Manuals	Northwest Hospital, LLC	TXu000281933	n/a
Pending U.S. Copyright Applications for Registration

Title	Author	Class	Date Filed
VANTAGE SCORECARD (ATIBA)	Atiba Software, LLC/Community Health Systems, Inc., 4000 Meridian Blvd., Franklin, TN 37067		Pending on 3/25/09, applications are taking upwards of 16 mos. to register
SURGIPOINTE V.1.0.4	Quorum Health Resources, LLC 105 Continental Place Brentwood, TN 37027		Pending

Non-U.S. Copyright Registrations
[List in alphabetical order by country/numerical order by Registration No. within each country.]

Country	Title	Reg. No.	Author
NONE
Non-U.S. Pending Copyright Applications for Registration
[List in alphabetical order by country.]

Country	Title	Author	Class	Date Filed
NONE

LICENSES
[Make a separate page of Schedule VIII for each Grantor, and state if any Grantor is not a party to a license/sublicense.]
I. Licenses/Sublicenses of [Name of Grantor] as Licensor/Sublicensor on Date Hereof
A. Copyrights
[List U.S. copyrights in numerical order by Registration No. List non-U.S. copyrights by country in alphabetical order with Registration Nos. within each country in numerical order.]
U.S. Copyrights

Title of
Licensee Name	Date of License/	U.S.
and Address	Sublicense	Copyright	Author	Reg. No.
NONE
Non-U.S. Copyrights

		Date of	Title of
	Licensee Name	License/	Non-U.S.
Country	and Address	Sublicense	Copyrights	Author	Reg. No.
NONE

B. Patents
[List U.S. patent Nos. and U.S. patent application Nos. in numerical order. List non-U.S. patent Nos. and non-U.S. application in alphabetical order by country, with numbers within each country in numerical order.]
U.S. Patents

Licensee Name	Date of License/
and Address	Sublicense	Issue Date	Patent No.
NONE
U.S. Patent Applications

Licensee Name	Date of License/
and Address	Sublicense	Date Filed	Application No.
NONE
Non-U.S. Patents

	Licensee Name	Date of License/	Issue	Non-U.S.
Country	and Address	Sublicense	Date	Patent No.
NONE
Non-U.S. Patent Applications

	Licensee Name	Date of License/	Date
Country	and Address	Sublicense	Filed	Application No.
NONE

C. Trademarks
[List U.S. trademark Nos. and U.S. trademark application Nos. in numerical order. List non-U.S. trademark Nos. and non-U.S. application Nos. with trademark Nos. within each country in numerical order.]
U.S. Federal Trademarks

Licensee Name	Date of License/
and Address	Sublicense	Mark	Reg. Date	Reg. No.
NONE
U.S. State Trademarks

Licensee Name	Date of License/
and Address	Sublicense	Mark	Reg. Date	Reg. No.
NONE
U.S. Trademark Applications

Licensee Name	Date of License/
and Address	Sublicense	U.S. Mark	Date Filed	Application No.
NONE
Non-U.S. Trademarks

	Licensee Name	Date of License/	Non-U.S.
Country	and Address	Sublicense	Mark	Reg. Date	Reg. No.
NONE

Non-U.S. Trademark Applications

	Licensee Name	Date of License/	Non-U.S.	Date
Country	and Address	Sublicense	Mark	Filed	Application No.
NONE

D. Others

Licensee Name	Date of License/	Subject
and Address	Sublicense	Matter
NONE

II. Licenses/Sublicenses of [Name of Grantor] as Licensee/Sublicensee on Date Hereof
A. Copyrights
[List U.S. copyrights in numerical order by Registration No. List non-U.S. copyrights by country in alphabetical order, with Registration Nos. within each country in numerical order.]
U.S. Copyrights

Licensor Name and	Date of License/	Title of
Address	Sublicense	U.S. Copyright	Author	Reg. No.

NONE
Non-U.S. Copyrights

		Date of	Title of
	Licensor Name	License/	Non-U.S.
Country	and Address	Sublicense	Copyrights	Author	Reg. No.

NONE

B. Patents
[List U.S. patent Nos. and U.S. patent application Nos. in numerical order. List non-U.S. patent Nos. and non-U.S. application Nos. in alphabetical order by country with patent Nos. within each country in numerical order.]
U.S. Patents

Date of
Licensor Name	License/
and Address	Sublicense	Issue Date	Patent No.

NONE
U.S. Patent Applications

Licensor Name	Date of License/
and Address	Sublicense	Date Filed	Application No.

NONE
Non-U.S. Patents

	Licensor Name	Date of License/	Issue	Non-U.S.
Country	and Address	Sublicense	Date	Patent No.

NONE
Non-U.S. Patent Applications

	Licensor Name	Date of License/	Date
Country	and Address	Sublicense	Filed	Application No.

NONE

C. Trademarks
[List U.S. trademark Nos. and U.S. trademark application Nos. in numerical order. List non-U.S. trademark Nos. and non-U.S. application Nos. with trademark Nos. within each country in numerical order.]
U.S. Trademarks

Licensor Name	Date of License/
and Address	Sublicense	U.S. Mark	Reg. Date	Reg. No.

NONE
U.S. Trademark Applications

Licensor Name	Date of License/		Date
and Address	Sublicense	U.S. Mark	Filed	Application No.

NONE
Non-U.S. Trademarks

	Licensor Name	Date of License/	Non-U.S.
Country	and Address	Sublicense	Mark	Reg. Date	Reg. No.

NONE
Non-U.S. Trademark Applications

	Licensor Name	Date of License/	Non-U.S.	Date
Country	and Address	Sublicense	Mark	Filed	Application No.

NONE

D. Others

Date of License/
Licensor Name and Address	Sublicense	Subject Matter

NONE

PATENTS OWNED BY [NAME OF GRANTOR]
[Make a separate page of Schedule VIII for each Grantor and state if no patents are owned. List in numerical order by Patent No./Patent Application No.]
U.S. Patents

Patent No.	Issue Date

NONE
U.S. Patent Applications

Patent Application No.	Filing Date

NONE
Non-U.S. Patents
[List non-U.S. patents and non-U.S. patent applications by country in alphabetical order, with patent Nos. and patent application Nos. within each country in numerical order.]

Country	Issue Date	Patent No.

NONE
Non-U.S. Patent Applications

Country	Filing Date	Patent Application No.

NONE

TRADEMARK/TRADE NAMES OWNED BY CHS/COMMUNITY HEALTH
SYSTEMS, INC. OR COMMUNITY HEALTH SYSTEMS PROFESSIONAL
SERVICES CORPORATION
U.S. Trademark Registrations

Registered Owner	U.S. Mark	Reg. Date	Reg. No.
CHS/Community Health Systems, Inc.		7/23/1996	1988032

CHS/Community Health Systems, Inc.	A TIP-TOP MATERNITY CLUB	4/10/2001	2442377

CHS/Community Health Systems, Inc.	Class 035	6/26/2001	2463770

CHS/Community Health Systems, Inc.	Class 041	10/30/2001	2501702

CHS/Community Health Systems, Inc.	COMMUNITY CARES Standard Character CL 35	6/26/2001	2463771

CHS/Community Health Systems, Inc.	COMMUNITY CARES standard character CL 41	10/23/2001	2499955

Community Health Systems, Inc.		9/28/2010	3852138

U.S. Trademark Applications

Mark	Filing Date	Application No.

NONE
State Trademark Registrations
[List in alphabetical order by state/numerical order by trademark No. within each state.]

State	Registered Owner	U.S. Mark	Reg. Date	Reg. No.
Tennessee	Community Health Systems Professional Services Corporation	COMMUNITY HEALTH SYSTEMS	12/12/2003	N/A
Non-U.S. Trademark Registrations
[List non-U.S. trademarks and non-U.S. trademark applications by country in alphabetical order, with Registration Nos. and application Nos. within each country in numerical order.]

Country	Mark	Reg. Date	Reg. No.

NONE
Non-U.S. Trademark Applications

Country	Mark	Application Date	Application No.

NONE
Trade Names

Country(s) Where Used	Trade Names

NONE

TRADEMARK/TRADE NAMES OWNED BY CHS WASHINGTON HOLDINGS LLC
U.S. Trademark Registrations

Country	Mark	Reg. Date	Reg. No.

NONE
U.S. Trademark Applications

Registered Owner	U.S. Mark	Reg. Date	Reg. No.

CHS Washington Holdings LLC	HEALTHCARE NORTHWEST INTEGRATED DELIVERY SYSTEM	Filed 2/5/2010	S.N. 77/929467
State Trademark Registrations
Non-U.S. Trademark Registrations

Country	Mark	Reg. Date	Reg. No.

NONE
Non-U.S. Trademark Applications

Country	Mark	Application Date	Application No.

NONE

Trade Names

Country(s) Where Used	Trade Names

NONE

TRADEMARK/TRADE NAMES OWNED BY TRIAD HOSPITALS, INC.
Listed in numerical order by trademark Registration No.
U.S. Trademark Registrations

Mark	Reg. No.	Reg. Date
SENIORITY. A BENEFIT THAT ONLY COMES WITH AGE	1424413	1/6/87
NORTHWEST HEALTH & Design	2274627	8/31/99
Flame Design (Device Only)	2406094	11/21/00
GATEWAY HEALTH FOUNDATION	2411367	12/5/00
TRIAD HOSPITALS	2538496	2/12/02
(Device only) (Triangle Design #2)	2547773	3/12/02
(Device Only) (Triangle Design)	2556500	4/2/02
GATEWAY HEALTH SYSTEM	2727444	6/17/03
GATEWAY HOME CARE	2750685	8/12/03
GATEWAY MEDICAL CENTER	2775950	10/21/03
GATEWAY MEDICAL CLINIC	2775951	10/21/03
TRIAD HOSPITALS, INC.	2923520	2/1/05
SOUTHCREST TULSA’S HEART HOSPITAL	2976999	7/26/05
VICTORIA’S HEART TEAM	2982492	8/2/05
QMRG QHR MATERIEL RESOURCE GROUP	2988029	8/23/05
WOODLAND HEIGHTS MEDICAL CENTER	3023638	12/6/05
THE HEART CENTER AT WOODLAND HEIGHTS	3023639	12/6/05
THE DIAGNOSTIC CENTER AT WOODLAND HEIGHTS	3023642	12/6/05

Mark	Reg. No.	Reg. Date
SLEEP DISORDERS LABORATORY AT WOODLAND HEIGHTS	3023643	12/6/05
REHABILITATION CENTER WOODLAND HEIGHTS	3023644	12/6/05
PREFERRED LABS	3027743	12/13/05
REDIMED	3037881	1/3/06
REDISPORT	3055189	1/31/06
QHR	3074195	3/28/06
BLUFFTON REGIONAL MEDICAL CENTER	3077966	4/4/06
WOMEN’S IMAGING AT KOSCIUSKO COMMUNITY HOSPITAL	3081005	4/11/06
SURGICENTER AT KOSCIUSKO COMMUNITY HOSPITAL	3081006	4/11/06
KOSCIUSKO COMMUNITY HOSPITAL HEALTH WELLNESS CENTER & Design	3086868	4/25/06
REHABILTIATION HOSPITAL OF FORT WAYNE	3111485	7/4/06
MEDSTAT URGENT CARE & OCUPATIONAL HEALTH	3119372	7/25/06
KCH REGIONAL REHABILITATION CENTER	3119373	7/25/06
GOODMOMS	3123507	8/1/06
GOODMOMS A GOOD START FOR NEW MOTHERS	3123515	8/1/06
LUTHERAN HEART PAVILION	3131393	8/15/06
CENTER OF HOPE CANCER CARE AT KOSCIUSKO COMMUNITY & Design	3137998	9/5/06
MRY BLACK HEALTH SYSTEM & Design	3140091	9/5/06
LUTHERAN CHILDREN’S HOSPITAL	3144409	9/19/06
LUTHERAN HOSPITAL OF INDIANA	3144410	9/19/06

Mark	Reg. No.	Reg. Date
MAT-SU REGIONAL MEDICAL CENTER	3150152	9/26/06
QHR	3153336	10/10/06
LUTHERAN HEART CENTER	3156408	10/17/06
INDIANA HERNIA INSTITUTE	3161126	10/17/60
LUTHERAN SLEEP DISORDERS CENTER	3166943	10/31/06
(Device Only) (Leaf Design)	3167543	11/7/06
ST. JOSEPH BEHAVIORAL HEALTH	3179375	12/5/06
LUTHERAN HEALTH NETWORK	3185051	12/12/06
BIRTHPLACE AT KOSCIUSKO COMMUNITY HOSPITAL & Design	3185595	12/19/06
INNOVATIVE RECOVERIES	3191986	1/2/07
QHR QUORUM HEALTH RESOURCES	3257760	7/3/07
NORTHWEST HEALTH SYSTEM	77071179	10/30/07
NORTHWEST HEALTH SYSTEM (Design ONLY)	77071364	8/28/07
NOTHWEST HEALTH SYSTEM & Design	77071371	10/30/07
FAMILY TREE HEALTHCARE	77152862	1/1/08
CLAREMORE REGIONAL HOSPITAL	77153203	1/1/08
SOUTHCREST HOSPITAL	77154224	1/1/08
	77299147	6/10/08
THOUGHTFUL CARE	77224736	5/27/08
LABCARE PLUS	78675592	9/25/07
LABCARE PLUS & Design	78675717	9/25/07
TRINITY MEDICAL CENTER	78800401	10/23/07
TRINITY MEDICAL CENTER & Design	78800407	10/23/07

U.S. Trademark Applications
Listed in numerical order by trademark Application/Serial No.

Application

Mark	Serial No.	Filing Date

NONE
State Trademark Registrations
Listed in alphabetical order by state/numerical order by trademark No. within each state.

State	Mark	Reg. No.	Reg. Date
AL	TRINITY MEDICAL CENTER	110-141	8/4/06
GA	TRINITY HOSPITAL OF AUGUSTA	S-23495	6/26/07
IN	DUPONT HOSPITAL	2007-0022	1/4/07
IN	DUKES MEMORIAL	2007-0023	1/4/07
IN	ST. JOSEPH SLEEP DISORDERS CENTER	20070104-09739	1/4/07
IN	INDIANA HERNIA INSTITUTE	20070117-09801	1/4/07
OH	AFFINITY MEDICAL CENTER	1657525	10/30/06
TX	THE SLEEP DISORDERS LABORATORY AT WOODLAND HEIGHTS	800415454	12/31/05
TX	THE DIAGNOSTIC CENTER AT WOODLAND HEIGHTS	800415458	1/25/05
TX	THE REHABILITATION CENTER AT WOODLAND HEIGHTS	800415461	1/25/05

State	Mark	Reg. No.	Reg. Date
TX	WOODLAND HEIGHTS MEDICAL CENTER	800415465	1/25/05
TX	THE HEART CENTER AT WOODLAND HEIGHTS	800415473	1/5/05
TX	GULF COAST MEDICAL CENTER ACTIVE ADVANTAGE	800525572	8/25/05
Pending State Trademark Registration Applications
Listed in alphabetical order by state/chronological order by filing date within each state.
Pending State Trademark/Service Mark Applications

State	Mark	Filed Date

NONE

TRADEMARK/TRADE NAMES OWNED BY QUORUM HEALTH RESOURCES.
U.S. Trademark Registrations

Registered Owner	U.S. Mark	Reg. Date	Reg. No.
Quorum Health Resources 4000 Meridian Blvd., Franklin, TN 3706	QHR	3/28/2006	78185269

Quorum Health Resources 4000 Meridian Blvd., Franklin, TN 37067	QHR	10/10/2006	78648513

Quorum Health Resources 4000 Meridian Blvd., Franklin, TN 37067		7/3/2007	78648505

Quorum Health Resources 4000 Meridian Blvd., Franklin, TN 37067		11/27/2007	78693798

Quorum Health Resources 4000 Meridian Blvd., Franklin, TN 37067		8/23/2005	78230967

Quorum Health Resources, LLC 4000 Meridian Blvd. Franklin, TN 37067		1/12/2010	S.N. 77/560736

Quorum Health Resources, LLC 4000 Meridian Blvd. Franklin, TN 37067		6/5/2009	S.N. 77/561131

Quorum Health Resources, LLC 4000 Meridian Blvd. Franklin, TN 37067		12/1/2009	3719929

U.S. Trademark Applications

Registered Owner	U.S. Mark	Reg. Date	Reg. No.
Quorum Health Resources 4000 Meridian Blvd., Franklin, TN 37067		Pending (approved for	S.N. 77/450026
publication
8/1/2008)

Quorum Health Resources, LLC 105 Continental Place Brentwood, TN 37027		Filed 1/11/2010	S.N. 77/909121

Quorum Health Resources, LLC (DE LLC) 4000 Meridian Blvd., Franklin, TN 37067		Filed 6/17/2010	S.N. 85/065583

Quorum Health Resources, LLC (DE LLC) 4000 Meridian Blvd., Franklin, TN 37067		Filed 9/22/2010	S.N. 85/135699
State Trademark Registrations
NONE
Pending State Trademark Registration Applications
NONE

Schedule VII to the Guarantee and Collateral Agreement
COMMERCIAL TORT CLAIMS
Southcrest, L.L.C. v. Bovis Lend Lease, Inc, Gould Turner Group, P.C and Carlisle Syntec, Inc. (Case No. 10CV-362-CVE-FHM): Suit pending in U.S. District Court for the Northern District of Oklahoma against general contractor, architect and roofing subcontractor for negligent construction of SouthCrest Hospital and several additions thereto between 1997 and 2001.

Exhibit A to the Guarantee and
Collateral Agreement
     SUPPLEMENT NO. [•] (this “Supplement”) dated as of [•], 20[•] to the Guarantee and Collateral Agreement dated as of July 25, 2007, as amended and restated as of November 5, 2010 (the “Guarantee and Collateral Agreement”), among CHS/COMMUNITY HEALTH SYSTEMS, INC., a Delaware corporation (the “Borrower”), COMMUNITY HEALTH SYSTEMS, INC., a Delaware corporation (“Parent”), each Subsidiary from time to time party thereto (each such Subsidiary individually a “Subsidiary Guarantor” and collectively, the “Subsidiary Guarantors”; the Subsidiary Guarantors, the Borrower and Parent are referred to collectively herein as the “Grantors”) and CREDIT SUISSE AG (together with its affiliates “Credit Suisse”), as administrative agent and as collateral agent (in such capacity, the “Collateral Agent”) for the Secured Parties (as defined therein).
          A. Reference is made to the Credit Agreement dated as of July 25, 2007, as amended and restated as of November 5, 2010 (as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, Parent, the lenders from time to time party thereto (the “Lenders”) and Credit Suisse AG (formerly known as Credit Suisse), as administrative agent for the Lenders and as Collateral Agent.
          B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement or the Guarantee and Collateral Agreement referred to therein, as applicable.
          C. The Grantors have entered into the Guarantee and Collateral Agreement in order to induce the Lenders to make Loans and the Issuing Banks to issue Letters of Credit. Section 7.16 of the Guarantee and Collateral Agreement provides that additional Subsidiaries may become Subsidiary Guarantors and Grantors under the Guarantee and Collateral Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary (the “New Subsidiary”) is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Subsidiary Guarantor and a Grantor under the Guarantee and Collateral Agreement in order to induce the Lenders to make additional Loans and the Issuing Banks to issue additional Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued.
          Accordingly, the Collateral Agent and the New Subsidiary agree as follows:
          SECTION 1. In accordance with Section 7.16 of the Guarantee and Collateral Agreement, the New Subsidiary by its signature below becomes a Grantor and Subsidiary Guarantor under the Guarantee and Collateral Agreement with the same force and effect as if originally named therein as a Grantor and Subsidiary Guarantor and the

New Subsidiary hereby (a) agrees to all the terms and provisions of the Guarantee and Collateral Agreement applicable to it as a Grantor and Subsidiary Guarantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Grantor and Subsidiary Guarantor thereunder are true and correct in all material respects on and as of the date hereof. In furtherance of the foregoing, the New Subsidiary, as security for the payment and performance in full of the Obligations (as defined in the Guarantee and Collateral Agreement), does hereby create and grant to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, their successors and assigns, a security interest in and lien on all of the New Subsidiary’s right, title and interest in and to the Collateral (as defined in the Guarantee and Collateral Agreement) of the New Subsidiary. Each reference to a “Grantor” or a “Subsidiary Guarantor” in the Guarantee and Collateral Agreement shall be deemed to include the New Subsidiary. The Guarantee and Collateral Agreement is hereby incorporated herein by reference.
          SECTION 2. The New Subsidiary represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.
          SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Collateral Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Subsidiary and the Collateral Agent. Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.
          SECTION 4. The New Subsidiary hereby represents and warrants that as of the date hereof (a) set forth on Schedule I attached hereto is a true and correct schedule of (i) any and all Equity Interests and Pledged Debt Securities now owned by the New Subsidiary and required to be pledged under the Guarantee and Collateral Agreement and (ii) any and all Intellectual Property now owned by the New Subsidiary and that would have been required to be listed on Schedule V to the Guarantee and Collateral Agreement on the Restatement Effective Date and (b) set forth under its signature hereto, is the true and correct legal name of the New Subsidiary and its jurisdiction of organization.
          SECTION 5. Except as expressly supplemented hereby, the Guarantee and Collateral Agreement shall remain in full force and effect.
          SECTION 6. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
          SECTION 7. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity,

legality and enforceability of the remaining provisions contained herein and in the Guarantee and Collateral Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.
          SECTION 8. All communications and notices hereunder shall (except as otherwise expressly permitted by the Guarantee and Collateral Agreement) be in writing and given as provided in Section 9.01 of the Credit Agreement. All communications and notices hereunder to the New Subsidiary shall be given to it in care of the Borrower as provided in Section 9.01 of the Credit Agreement.
          SECTION 9. The New Subsidiary agrees to reimburse the Collateral Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of one counsel for the Collateral Agent in each relevant jurisdiction.

          IN WITNESS WHEREOF, the New Subsidiary and the Collateral Agent have duly executed this Supplement to the Guarantee and Collateral Agreement as of the day and year first above written.

[NAME OF NEW SUBSIDIARY],

by

Name:

Title:

Address:

Legal Name:

Jurisdiction of Formation:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Collateral Agent,

by

Name:

Title:

by

Name:

Title:

Collateral of the New Subsidiary
EQUITY INTERESTS

			Number and	Percentage
	Number of	Registered	Class of	of Equity
Issuer	Certificate	Owner	Equity Interest	Interests

PLEDGED DEBT SECURITIES

Principal
Issuer	Amount	Date of Note	Maturity Date

INTELLECTUAL PROPERTY
[Follow format of Schedule III to the
Guarantee and Collateral Agreement.]